As filed with the Securities and Exchange Commission on June 30, 2011
Registration No. 333-165473
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Post-Effective Amendment No. 2
Form S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	SEE TABLE OF ADDITIONAL	42-1638663
(State of Incorporation)	GUARANTOR REGISTRANTS	(I.R.S. Employer Identification No.)

One Alpha Place
P.O. Box 2345
Abingdon, VA 24212
(276) 619-4410
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Vaughn R. Groves, Esq.
Executive Vice President, General Counsel and Secretary
Alpha Natural Resources, Inc.
One Alpha Place
P.O. Box 2345
Abingdon, VA 24212
(276) 619-4410
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:
Sandra L. Flow, Esq.
Cleary Gottlieb Steen & Hamilton LLP
1 Liberty Plaza
New York, NY 10006
Ph: (212) 225-2494
Fax: (212) 225-3999

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  [ X ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. [ X ]

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. [ ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of ‘‘large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):
[ X ] Large accelerated filer	[ ] Accelerated filer	[ ] Non-accelerated filer (Do not check if a smaller reporting company)	[ ] Smaller reporting company
CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common stock, par value $0.01 per share(3)(4)
Preferred stock, par value $0.01 per share(3)
Depositary shares(3)
Debt securities(3)
Guarantees by subsidiary guarantors(3)(5)
Warrants(3)
Purchase contracts(3)
Units(3)

(1)	An indeterminate aggregate initial offering price and number or amount of the securities of each identified class is being registered as may from time to time be offered at indeterminate prices.
(2)
In accordance with Rules 456(b) and 457(r) under the Securities Act, the registrant is deferring payment of the entire registration fee.  Pursuant to Rule 457(n) under the Securities Act, no separate fee will be payable for the registration of the guarantees.

(3)	Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.
(4)	An indeterminate number of shares of common stock may be issued from time to time upon conversion of other securities.
(5)
Some or all of the subsidiaries listed on the Table of Additional Guarantor Registrants may fully and unconditionally guarantee debt securities or preferred stock issued by Alpha Natural Resources, Inc., in each case as set forth in the prospectus included in this registration statement and any applicable prospectus supplement.  No separate consideration will be received for the guarantees.

TABLE OF ADDITIONAL GUARANTOR REGISTRANTS
Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
A. T. Massey Coal Company, Inc.	West Virginia	55-0770782	P.O. Box 457 Whitesville, WV 25209 (304) 854-1852
Alex Energy, Inc.	West Virginia	55-0755384	P.O. Box 497 Sylvester, WV 25193 (304) 854-1890
Alliance Coal Corporation	Virginia	54-1804386	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha American Coal Company, LLC	Delaware	54-1947356	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha American Coal Holding, LLC	Delaware	13-2793319	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Appalachia Holdings, Inc.	Delaware	95-0740960	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Appalachia Services, Inc.	West Virginia	54-1095096	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Australia, LLC	Delaware	27-4593522	3 Spring Street Suite 9 Sydney, NSW 2000 31 159 640 568
Alpha Australia Services, LLC	Delaware	27-4593762	3 Spring Street Suite 9 Sydney, NSW 2000 31 159 640 568
Alpha Coal Resources Company, LLC	Delaware	84-1341308	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Alpha Coal Sales Co., LLC	Delaware	16-1641207	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Coal West, Inc.	Delaware	35-1867616	2273 Bishop Road Gillette, WY 82718 (307) 687-3400
Alpha Energy Sales, LLC	Delaware	84-1130962	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha European Sales, Inc.	Virginia	54-1834161	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Alpha Gas and Oil Company	Louisiana	58-2673773	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Alpha India, LLC	Delaware	27-4593320	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Land and Reserves, LLC	Delaware	57-1136960	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Midwest Holding Company	Delaware	84-1456626	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Natural Resources, LLC	Delaware	56-2298262	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Natural Resources International, LLC	Delaware	27-4592266	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Natural Resources Services, LLC	Delaware	27-0075099	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha PA Coal Terminal, LLC	Delaware	26-1102515	158 Portal Road P.O. Box 1080 Waynesburg, PA 15370 (724) 627-7500
Alpha Shipping and Chartering, LLC	Delaware	41-2136215	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Sub One, LLC	Delaware	27-4592410	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Sub Two, LLC	Delaware	27-4592527	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Sub Three, LLC	Delaware	27-4592648	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Sub Four, LLC	Delaware	27-4592746	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Sub Five, LLC	Delaware	27-4592846	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Alpha Terminal Company, LLC	Delaware	55-0802473	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Alpha Wyoming Land Company, LLC	Delaware	35-1661756	2273 Bishop Road Gillette, WY 82718 (307) 687-3400
AMFIRE, LLC	Delaware	51-0430939	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
AMFIRE Holdings, LLC	Delaware	11-3673814	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
AMFIRE Mining Company, LLC	Delaware	11-3673833	One Energy Place Suite 2800 Latrobe, PA 15650 (724) 537-5731
AMFIRE WV, L.P.	Delaware	56-2312151	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Appalachia Coal Sales Company, Inc.	Virginia	54-1188775	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Appalachia Holding Company	Virginia	54-0295165	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Aracoma Coal Company, Inc.	West Virginia	52-1669141	P.O. Box 1098 Holden, WV 25625 (304) 239-2300
Axiom Excavating and Grading Services, LLC	Delaware	20-8109122	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Bandmill Coal Corporation	West Virginia	55-0758310	P.O. Box 26765 Richmond, VA 23261 (804) 788-1800
Bandytown Coal Company	West Virginia	55-0751776	782 Robinson Creek Road Madison, WV 25130 (304) 369-7103
Barbara Holdings Inc.	Delaware	25-1292326	P. O. Box 261 Julian, WV 25529 (304) 369-8848
Barnabus Land Company	West Virginia	55-0728645	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Belfry Coal Corporation	West Virginia	61-0415137	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Ben Creek Coal Company	West Virginia	55-0177051	P.O. Box 299 Sidney, KY 41564 606-353-5561

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Big Bear Mining Company	West Virginia	22-2138933	400 Patterson Lane Charleston, WV 25311 (304) 720-2513
Big Laurel Mining Corporation	Virginia	54-1652202	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Black Dog Coal, LLC	Virginia	54-1686572	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Black King Mine Development Co.	West Virginia	54-1188659	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Black Mountain Resources LLC	Virginia	54-1947191	P. O. Box 2560 Wise, VA 24293 (276) 679-0804
Bluff Spur Coal Corporation	Virginia	54-1799644	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Boone East Development Co.	West Virginia	55-0717715	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Boone Energy Company	West Virginia	55-0777985	P.O. Box 457 Whitesville, WV 25209 (304) 854-1852
Boone West Development Co.	West Virginia	55-0717716	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Brooks Run Mining Company, LLC	Delaware	52-2070922	208 Business Street Beckley, WV 25801 (304) 256-1015
Buchanan Energy Company, LLC	Virginia	54-0983234	208 Business Street Beckley, WV 25801 (304) 256-1015
Bull Mountain Mining Corporation	Virginia	54-1702715	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Callaway Land and Reserves, LLC	Delaware	20-4278674	208 Business Street Beckley, WV 25801 (304) 256-1015
Castle Gate Holding Company	Delaware	84-1456620	P.O. Box 592 Orangeville, UT 84537 (435) 472-0475
Cave Spur Coal LLC	Virginia	54-1957737	P. O. Box 2560 Wise, VA 24293 (276) 679-0804
Central Penn Energy Company, Inc.	Pennsylvania	25-1478196	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Central West Virginia Energy Company	West Virginia	54-1203171	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Ceres Land Company	West Virginia	55-0736928	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Clear Fork Coal Company	West Virginia	55-0757300	P.O. Box 299 Sidney, KY 41564 606-353-5561
Cloverlick Coal Company LLC	Virginia	54-1979225	P. O. Box 2560 Wise, VA 24293 (276) 679-0804
Cloverlick Management LLC	Virginia	54-1949336	P. O. Box 2560 Wise, VA 24293 (276) 679-0804
Coal Gas Recovery, LLC	Delaware	30-0210759	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Cobra Natural Resources, LLC	Delaware	26-0342580	208 Business Street Beckley, WV 25801 (304) 256-1015
Coral Energy Services, LLC	Delaware	26-4281302	2409 Power Plant Road Homer City, PA 15748 (724) 479-1113
Jay Creek Holding, LLC	Delaware	27-4593143	P.O. Box 3039 Gillette, WY 82717 (307) 689-3462
Crystal Fuels Company	West Virginia	55-0732366	P.O. Box 299 Sidney, KY 41564 606-353-5561
Cumberland Coal Resources, LP	Delaware	84-1521723	855 Kirby Road Waynesburg, PA 15370 (724) 627-7500
Cumberland Equipment Corporation	Virginia	54-1652200	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Cumberland Resources Corporation	Virginia	27-2323540	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Dehue Coal Company	West Virginia	55-0619956	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Delbarton Mining Company	West Virginia	55-0764304	P.O. Box 1098 Holden, WV 25625 (304) 239-2300
Delta Mine Holding Company	Delaware	91-1897558	c/o Warrick Holding Company 123 N.W. Fourth Street, Suite 416 Evansville, IN 47708 (812) 434-4890

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Demeter Land Company	West Virginia	31-1567229	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Dickenson-Russell Coal Company, LLC	Delaware	54-2079085	7546 Gravel Lick Road Cleveland, VA 24225 (276) 889-6100
Dickenson-Russell Land and Reserves, LLC	Delaware	20-4278709	7546 Gravel Lick Road Cleveland, VA 24225 (276) 889-6100
Dorchester Associates LLC	Virginia	54-1884195	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Dorchester Enterprises, Incorporated	Virginia	54-1702547	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Douglas Pocahontas Coal Corporation	West Virginia	23-1500956	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
DRIH Corporation	Delaware	54-1725084	P.O. Box 299 Sidney, KY 41564 606-353-5561
Dry Systems Technologies, Inc.	Delaware	84-1199429	8102 Lemont Road Suite 700 Woodridge, IL 60517 (630) 427-2051
Duchess Coal Company	West Virginia	54-1725084	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Eagle Energy, Inc.	West Virginia	55-0751738	782 Robinson Creek Road Madison, WV 25130 (304) 369-7103
Elk Run Coal Company, Inc.	West Virginia	55-0755384	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Emerald Coal Resources, LP	Delaware	84-1521724	2071 Garards Fort Road P.O. Box 871 Waynesburg, PA 15370 (724) 627-7500
En Route LLC	Virginia	27-2931965	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Energy Development Corporation	West Virginia	25-1209977	P. O. Box 261 Julian, WV 25529 (304) 369-8848
Enterprise Land and Reserves, LLC	Delaware	59-3097350	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Enterprise Mining Company, LLC	Delaware	38-3671602	P. O. Box 2560 Wise, VA 24293 (276) 679-0804
Esperanza Coal Co., LLC	Delaware	06-1652549	7546 Gravel Lick Road Cleveland, VA 24225 (276) 889-6100

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Exeter Coal Corporation	Virginia	54-1804387	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Foglesong Energy Company	West Virginia	27-0965524	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Foundation Mining, LLC	Delaware	20-3378168	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Foundation PA Coal Company, LLC	Delaware	84-1521726	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Foundation Royalty Company	Delaware	84-1456627	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Freeport Mining, LLC	Delaware	84-1521725	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Freeport Resources Company, LLC	Delaware	84-1230391	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Goals Coal Company	West Virginia	55-0737462	P. O. Box 293 Julian, WV 25529 (304) 854-0721
Green Valley Coal Company	West Virginia	55-0747007	P.O. Box 497 Sylvester, WV 25193 (304) 854-1890
Greyeagle Coal Company	Kentucky	55-0771551	P.O. Box 299 Sidney, KY 41564 606-353-5561
Guest Mountain Mining Corporation	Virginia	54-1650992	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Haden Farms, Inc.	Virginia	54-1456163	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Hanna Land Company, LLC	Kentucky	61-1352274	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Harlan Reclamation Services LLC	Virginia	54-1914510	P. O. Box 2560 Wise, VA 24293 (276) 679-0804
Hazy Ridge Coal Company	West Virginia	55-0741015	P.O. Box 497 Sylvester, WV 25193 (304) 854-1890
Herndon Processing Company, LLC	West Virginia	51-0442749	P.O. Box 399 Bud, WV 24716 (304) 294-4565

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
High Splint Coal LLC	Virginia	54-1957736	P. O. Box 2560 Wise, VA 24293 (276) 679-0804
Highland Mining Company	West Virginia	55-0757301	P.O. Box 1098 Holden, WV 25625 (304) 239-2300
Hopkins Creek Coal Company	Kentucky	54-1136806	P.O. Box 299 Sidney, KY 41564 606-353-5561
Independence Coal Company, Inc.	West Virginia	54-1188773	782 Robinson Creek Road Madison, WV 25130 (304) 369-7103
Jacks Branch Coal Company	West Virginia	55-0734230	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Joboner Coal Company	Kentucky	54-1143406	P.O. Box 457 Whitesville, WV 25209 (304) 854-1852
JST Land Company	Virginia	27-2323989	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
JST Mining Company	Virginia	27-2324180	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
JST Resources LLC	Virginia	27-2456522	P. O. Box 2560 Wise, VA 24293 (276) 679-0804
Kanawha Energy Company	West Virginia	55-0765391	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Kepler Processing Company, LLC	West Virginia	51-0442560	Route 97-W Pineville, WV 24874 (304) 732-6452
Kingston Mining, Inc.	West Virginia	31-1562659	P.O. Box 457 Whitesville, WV 25209 (304) 854-1852
Kingston Processing, Inc.	West Virginia	55-0756214	P.O. Box 457 Whitesville, WV 25209 (304) 854-1852
Kingston Resources, Inc.	Kentucky	61-1093577	P.O. Box 457 Whitesville, WV 25209 (304) 854-1852
Kingwood Mining Company, LLC	Delaware	57-1148058	208 Business Street Beckley, WV 25801 (304) 256-1015
Knox Creek Coal Corporation	Virginia	54-1393689	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Laurel Creek Co., Inc.	Delaware	31-1241957	P. O. Box 261 Julian, WV 25529 (304) 369-8848

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Lauren Land Company	Kentucky	61-1209098	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Laxare, Inc.	West Virginia	55-0486813	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Litwar Processing Company, LLC	West Virginia	51-0442687	P.O. Box 727 HCR 60, War Branch Road Iaeger, WV 24844 (304) 938-3325
Logan County Mine Services, Inc.	West Virginia	31-1708085	P.O. Box 1098 Holden, WV 25625 (304) 239-2300
Long Fork Coal Company	Kentucky	54-1605009	P.O. Box 26765 Richmond, VA 23261 (804) 788-1800
Lynn Branch Coal Company, Inc.	West Virginia	54-1537451	P.O. Box 299 Sidney, KY 41564 606-353-5561
Maggard Branch Coal LLC	Virginia	54-2040585	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Majestic Mining, Inc.	Texas	74-1362695	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Maple Meadow Mining Company	Delaware	55-0529664	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Marfork Coal Company, Inc.	West Virginia	55-0723539	P.O. Box 457 Whitesville, WV 25209 (304) 854-1852
Martin County Coal Corporation	Kentucky	61-0702852	P.O. Box 299 Sidney, KY 41564 (606) 353-5561
Maxxim Rebuild Co., LLC	Delaware	01-0749355	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Maxxim Shared Services, LLC	Delaware	55-0814342	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Maxxum Carbon Resources, LLC	Delaware	55-0802477	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
McDowell-Wyoming Coal Company, LLC	Delaware	54-2079104	Route 97-W P.O. Box 1530 Pineville, WV 24874 (304) 732-6452
Meadow Branch Coal LLC	Virginia	54-1869463	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Meadow Branch Mining Corporation	Virginia	54-1750780	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Mill Branch Coal Corporation	Virginia	54-1817506	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Mountain Management, Incorporated	Virginia	54-1741574	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
New Market Land Company	West Virginia	31-1557272	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
New Ridge Mining Company	Kentucky	61-1218677	P.O. Box 299 Sidney, KY 41564 (606) 353-5561
New River Energy Corporation	West Virginia	54-1225713	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Neweagle Coal Sales Corp.	Virginia	54-1695745	P. O. Box 261 Julian, WV 25529 (304) 369-8848
Neweagle Development Corp.	Virginia	54-1695747	P. O. Box 261 Julian, WV 25529 (304) 369-8848
Neweagle Industries, Inc.	Virginia	54-1695751	P. O. Box 261 Julian, WV 25529 (304) 369-8848
Neweagle Mining Corp.	Virginia	54-1695750	P. O. Box 261 Julian, WV 25529 (304) 369-8848
Nicco Corporation	West Virginia	55-0584295	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Nicewonder Contracting, Inc.	West Virginia	20-0388143	208 Business Street Beckley, WV 25801 (304) 256-1015
Nicholas Energy Company	West Virginia	55-0761469	P.O. Box 457 Whitesville, WV 25209 (304) 854-1852
Nine Mile Spur LLC	Virginia	54-1912521	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
North Fork Coal Corporation	Virginia	54-1679027	P. O. Box 2560 Wise, VA 24293 (276) 679-0804
Odell Processing Inc.	West Virginia	55-0708613	P. O. Box 261 Julian, WV 25529 (304) 369-8848
Omar Mining Company	West Virginia	55-0385010	782 Robinson Creek Road Madison, WV 25130 (304) 369-1046

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Osaka Mining Corporation	Virginia	20-3339293	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Palladian Lime, LLC	Delaware	20-8109144	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Panther Mining LLC	Virginia	54-1957738	P. O. Box 2560 Wise, VA 24293 (276) 679-0804
Paramont Coal Company Virginia, LLC	Delaware	56-2298367	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Paynter Branch Mining, Inc.	West Virginia	55-0746860	400 Patterson Lane Charleston, WV 25311 (304) 720-2513
Peerless Eagle Coal Co.	West Virginia	55-0451306	P.O. Box 497 Sylvester, WV 25193 (304) 854-1890
Pennsylvania Land Holdings Company, LLC	Delaware	84-1452626	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Pennsylvania Services Corporation	Delaware	93-1162601	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Performance Coal Company	West Virginia	55-0736927	P.O. Box 457 Whitesville, WV 25209 (304) 854-1852
Peter Cave Mining Company	Kentucky	61-1360315	P.O. Box 299 Sidney, KY 41564 (606) 353-5561
Pigeon Creek Processing Corporation	Virginia	54-1900369	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Pilgrim Mining Company, Inc.	Kentucky	61-1246461	P.O. Box 299 Sidney, KY 41564 (606) 353-5561
Pioneer Fuel Corporation	West Virginia	55-0545211	400 Patterson Lane Charleston, WV 25311 (304) 720-2513
Pioneer Mining, Inc.	West Virginia	55-0746859	400 Patterson Lane Charleston, WV 25311 (304) 720-2513
Plateau Mining Corporation	Delaware	95-3761213	P.O. Box 592 Orangeville, UT 84537 (435) 472-4737
Powell River Resources Corporation	Virginia	27-2323843	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Power Mountain Coal Company	West Virginia	31-1567082	P.O. Box 26765 Richmond, VA 23261 (804) 788-1800

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Premium Energy, LLC	Delaware	20-3562770	208 Business Street Beckley, WV 25801 (304) 256-1015
Raven Resources, Inc.	Florida	59-3036984	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Rawl Sales & Processing Co.	West Virginia	55-0476477	Route 49 Coal Miners Way Matewan, WV 25678 (304) 235-3940
Red Ash Sales Company, Inc.	West Virginia	55-0515479	P. O. Box 261 Julian, WV 25529 (304) 369-8848
Resource Development LLC	Virginia	54-1882316	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Resource Land Company LLC	Virginia	54-1912100	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
River Processing Corporation	Delaware	84-1199433	158 Portal Road P.O. Box 1020 Waynesburg, PA 15370 (724) 627-7500
Rivereagle Corp.	Virginia	54-1695746	1700 US Rt 23 South P.O. Box 497 Catlettsburg, KY 41129 (606) 739-4699
Riverside Energy Company, LLC	West Virginia	51-0442691	208 Business Street Beckley, WV 25801 (304) 256-1015
Riverton Coal Production Inc.	Delaware	55-0739658	P. O. Box 261 Julian, WV 25529 (304) 369-8848
Riverton Coal Sales, Inc.	West Virginia	55-0740837	P. O. Box 261 Julian, WV 25529 (304) 369-8848
Road Fork Development Company, Inc.	Kentucky	54-1293743	P.O. Box 299 Sidney, KY 41564 (606) 353-5561
Robinson-Phillips Coal Company	West Virginia	55-0386264	P.O. Box 299 Sidney, KY 41564 (606) 353-5561
Rockspring Development, Inc.	Delaware	31-1241956	P.O. Box 1098 Holden, WV 25625 (304) 239-2300
Roda Resources LLC	Virginia	54-1919034	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Rostraver Energy Company	Pennsylvania	25-1418256	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Ruhrkohle Trading Corporation	West Virginia	55-0266080	400 Patterson Lane Charleston, WV 25311 (304) 345-0970

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Rum Creek Coal Sales, Inc.	West Virginia	31-1181801	P.O. Box 1096 Holden, WV 25625 (304) 752-7850
Russell Fork Coal Company	West Virginia	61-0394431	P.O. Box 299 Sidney, KY 41564 (606) 353-5561
SC Coal Corporation	Delaware	13-2856449	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Scarlet Development Company	Pennsylvania	25-1782790	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Shannon-Pocahontas Coal Corporation	West Virginia	54-1132767	P.O. Box 299 Sidney, KY 41564 (606) 353-5561
Shannon-Pocahontas Mining Company	West Virginia	55-0613879	P.O. Box 299 Sidney, KY 41564 (606) 353-5561
Shenandoah Capital Management Corp.	West Virginia	55-0759643	782 Robinson Creek Road Madison, WV 25130 (304) 369-7103
Sidney Coal Company, Inc.	Kentucky	54-1293752	P.O. Box 299 Sidney, KY 41564 (606) 353-5561
Simmons Fork Mining, Inc.	West Virginia	31-1537134	400 Patterson Lane Charleston, WV 25311 (304) 720-2513
Solomons Mining Company	West Virginia	55-0680485	5703 Crutchfield Drive Norton, VA 24273 (276) 679-7020
Spartan Mining Company	West Virginia	31-1571923	P.O. Box 457 Whitesville, WV 25209 (304) 854-1852
Stillhouse Mining LLC	Virginia	54-1959257	P. O. Box 2560 Wise, VA 24293 (276) 679-0804
Stirrat Coal Company	West Virginia	55-0728501	P. O. Box 484 Omar, WV 25638 (304) 946-2639
Stone Mining Company	Kentucky	61-1231896	P.O. Box 299 Sidney, KY 41564 (606) 353-5561
Support Mining Company	West Virginia	52-1891104	782 Robinson Creek Road Madison, WV 25130 (304) 369-7103
Sycamore Fuels, Inc.	West Virginia	54-1527013	P.O. Box 299 Sidney, KY 41564 (606) 353-5561
T. C. H. Coal Co.	Kentucky	61-0723123	P.O. Box 299 Sidney, KY 41564 (606) 353-5561
Talon Loadout Company	West Virginia	20-2779543	782 Robinson Creek Road Madison, WV 25130 (304) 369-7103

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation of Organization	IRS Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Tennessee Consolidated Coal Company	Tennessee	62-6029380	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Tennessee Energy Corp.	Tennessee	62-0719183	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Town Creek Coal Company	West Virginia	52-1089482	P.O. Box 299 Sidney, KY 41564 (606) 353-5561
Trace Creek Coal Company	Pennsylvania	25-1418260	P.O. Box 299 Sidney, KY 41564 (606) 353-5561
Tucson Limited Liability Company	West Virginia	55-0750763	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Twin Star Mining, Inc.	West Virginia	31-1265426	208 Business Street Beckley, WV 25801 (304) 256-1015
Vantage Mining Company	Kentucky	54-1289901	P.O. Box 299 Sidney, KY 41564 (606) 353-5561
Virginia Energy Company, LLC	Delaware	20-3593251	208 Business Street Beckley, WV 25801 (304) 256-1015
Wabash Mine Holding Company	Delaware	91-1897559	P.O. Box 144 Keensburg, IL 62852 (618) 298-1132
Warrick Holding Company	Delaware	91-1897557	123 N.W. Fourth Street, Suite 416 Evansville, IN 47708 (812) 434-4890
West Kentucky Energy Company	Kentucky	27-0516756	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
White Buck Coal Company	West Virginia	55-0747028	P.O. Box 497 Sylvester, WV 25193 (304) 854-1890
White Flame Energy, Inc.	West Virginia	55-0678856	208 Business Street Beckley, WV 25801 (304) 256-1015
Williams Mountain Coal Company	West Virginia	55-0729825	One Alpha Place P.O. Box 2345 Abingdon, VA 24212 (276) 619-4410
Winifrede Coal Corporation	Virginia	54-1844372	P. O. Box 2560 Wise, VA 24293 (276) 679-0804
Wyomac Coal Company, Inc.	West Virginia	55-0574144	P.O. Box 299 Sidney, KY 41564 (606) 353-5561

EXPLANATORY NOTE

This Amendment No. 2 to the Registration Statement on Form S-3 (Registration No. 333-165473) is being filed for the purposes of (i) updating the Table of Additional Guarantor Registrants to add registrants reflecting certain additional subsidiaries that may serve as guarantors of some or all of our shares of preferred stock or debt securities, as the case may be, offered by any prospectus supplement, and (ii) filing certain additional exhibits to the Registration Statement.  No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement.  Accordingly, the base prospectus is omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.                        OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

The expenses relating to the registration of the securities will be borne by the registrant. Such expenses are estimated to be as follows:

Securities and Exchange Commission Registration Fee	$ [1]
Legal Fees and Expenses	[2]
Accounting Fees and Expenses	[2]
Printing Expenses	[2]
Blue Sky Fees and Expenses	[2]
Trustee, Transfer Agent, and Registrar Fees and Expenses	[2]
Rating Agency Fees and Expenses	[2]
Miscellaneous	[2]
Total	$ [2]

      [1] Deferred in reliance on Rules 456(b) and 457(r).
[2] An estimate of the aggregate amount of these expenses will be reflected in the applicable prospectus supplement.

Item 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Delaware Corporations

Alpha Natural Resources, Inc., Alpha Appalachia Holdings, Inc., Alpha Coal West, Inc., Alpha Midwest Holding Company, Barbara Holdings Inc., Castle Gate Holding Company, Delta Mine Holding Company, DRIH Corporation, Dry Systems Technologies, Inc., Foundation Royalty Company, Laurel Creek Co, Inc., Maple Meadow Mining Company, Pennsylvania Services Corporation, Plateau Mining Corporation, River Processing Corporation, Riverton Coal Production Inc., Rockspring Development, Inc., SC Coal Corporation, Wabash Mine Holding Company, and Warrick Holding Company (the “Delaware Corporation Registrants”) are incorporated under the laws of the state of Delaware.

As permitted by Section 102(b)(7) of the Delaware General Corporation Law, or the DGCL, the certificate of incorporation in effect as of the date of this registration statement of each of Alpha Natural Resources, Inc. and Riverton Coal Production Inc., includes a provision eliminating the personal liability of the corporation’s directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability: (i) for any breach of a director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL (certain illegal distributions) or (iv) for transactions from which the director derives an improper personal benefit.

Pursuant to Section 145(a) of the DGCL, Delaware corporations may indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director or officer of the corporation against expenses, including attorneys’ fees, judgment, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding, if the person acted in good faith and in a manner he or she reasonably believed to be in the best interest, or not opposed to the best interest, of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. A similar standard is applicable pursuant to Section 145(b) of the DGCL in the case of actions brought by or in the right of the corporation, except that indemnification only extends to expenses (including attorneys’ fees) incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation.

Additionally, the corporation must indemnify current or former officers or directors of the corporation if they are successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 145(a) or (b) of the DGCL.

Pursuant to the certificate of incorporation and/or the bylaws in effect as of the date of this registration statement of each Delaware Corporation Registrant other than DRIH Corporation and Plateau Mining Corporation, the corporation must indemnify its directors and officers to the fullest extent permitted by Delaware law.  Additionally, the certificate of incorporation and/or the bylaws in effect as of the date of this registration statement of each of Alpha Natural Resources, Inc., Alpha Appalachia Holdings, Inc., Maple Meadow Mining Company and Riverton Coal Production Inc., provides that the corporation must advance expenses, as incurred, to its directors and officers in connection with a legal proceeding to the fullest extent permitted by Delaware Law.  The bylaws of Alpha Natural Resources, Inc. provide a right to indemnification not only to its own directors and officers, but also to persons who serve as directors, officers or trustees of other entities at the request of Alpha Natural Resources, Inc.

The bylaws of Plateau Mining Corporation in effect as of the date of this registration statement require the corporation to indemnify its directors and officers against costs and expenses reasonably incurred by, or imposed upon them in connection with, or arising out of, any action, suit or proceeding in which they may be involved or to which they may be made a party by reason of their being or having been a director or officer of the corporation, such expenses to include the cost of reasonable settlements (other than amounts paid to the corporation) made with a view to curtailment of costs of litigation, except that that the corporation shall not indemnify its directors or officers for liability to the corporation or its stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty, or with respect to matters in which they are finally adjudged to have been derelict in the performance of their duties.

The certificate of incorporation and the bylaws of DRIH Corporation do not provide for indemnification of its directors or officers; however, the bylaws of Alpha Natural Resources, Inc. require Alpha Natural Resources, Inc. to indemnify persons serving as officers or directors of other entities at the request of Alpha Natural Resources, Inc., to the same extent as Alpha Natural Resources, Inc. indemnifies persons serving as officers or directors of Alpha Natural Resources, Inc.

The indemnification provided by Sections 145(a) and (b) of the DGCL is not exclusive of other indemnification that may be granted by a corporation’s by-laws, agreement, vote of stockholders or disinterested directors or otherwise, and the certificate of incorporation and/or the bylaws in effect as of the date of this registration statement of each of the Delaware Corporation Registrants other than DRIH Corporation, Laurel Creek Co., Inc. and Rockspring Development, Inc., provides that the indemnification provisions in those governing documents are not exclusive of any other rights to which a person may be entitled by law, agreement, vote of stockholders or disinterested directors or otherwise.

Alpha Natural Resources, Inc. has entered into indemnification agreements with each of its directors and executive officers.  The indemnification agreements generally provide for Alpha Natural Resources, Inc. to indemnify its directors and executive officers for expenses, judgments, fines and amounts paid in settlement in connection with threatened, pending or completed proceedings in which the person was involved by reason of the fact that he or she is or was an officer or director of the corporation or is or was serving at the request of the corporation as a director, officer or trustee of another entity, subject to certain terms, conditions and limitations set forth therein.  In addition, we maintain insurance on behalf of the directors and officers of the Delaware Corporation Registrants insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

Delaware Limited Liability Companies

The following registrants are limited liability companies, or LLCs, organized under the laws of the state of Delaware:

•
Alpha Australia, LLC, Alpha Australia Services, LLC, Alpha Coal Resources Company, LLC, Alpha Energy Sales, LLC, Alpha India, LLC, Alpha Natural Resources, LLC, Alpha Natural Resources International, LLC, Alpha Shipping and Chartering, LLC, Alpha Sub One, LLC, Alpha Sub Two, LLC, Alpha Sub Three, LLC, Alpha Sub Four, LLC, Alpha Sub Five, LLC, Alpha Wyoming Land Company, LLC, AMFIRE Holdings, LLC, AMFIRE Mining Company, LLC, Axiom Excavating and Grading Services, LLC, Callaway Land and Reserves, LLC, Cobra Natural Resources, LLC, Coral Energy Services, LLC, Corral Creek Holding, LLC, Dickenson-Russell Land and Reserves, LLC, Enterprise Land and Reserves, LLC, Freeport Resources Company, LLC, Palladian Lime, LLC, Pennsylvania Land Holdings Company, LLC, Premium Energy, LLC and Virginia Energy Company, LLC (the “Class I Delaware LLC Registrants”);

•
Alpha Coal Sales Co., LLC, Alpha Land and Reserves, LLC, Alpha Natural Resources Services, LLC, Alpha Terminal Company, LLC, AMFIRE, LLC, Brooks Run Mining Company, LLC, Dickenson-Russell Coal Company, LLC, Enterprise Mining Company, LLC, Esperanza Coal Co., LLC, Kingwood Mining Company, LLC, Maxxim Rebuild Co., LLC, Maxxim Shared Services, LLC, Maxxum Carbon Resources, LLC, McDowell-Wyoming Coal Company, LLC and Paramont Coal Company Virginia, LLC (the “Class II Delaware LLC Registrants”);

•	Alpha American Coal Company, LLC, Alpha American Coal Holding, LLC, Alpha PA Coal Terminal, LLC, and Foundation PA Coal Company, LLC (the “Class III Delaware LLC Registrants”); and

•	Coal Gas Recovery, LLC, Foundation Mining, LLC and Freeport Mining, LLC (the “Class IV Delaware LLC Registrants”).

Section 18-108 of the Delaware Limited Liability Company Act, or the DLLCA, provides that an LLC may indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, subject to any standards or restrictions set forth in the LLC’s limited liability company agreement, or LLC Agreement. Section 18-1101 of the DLLCA further provides that:

•
except for the implied contractual covenant of good faith and fair dealing, a member or manager or other person’s duties to the LLC or to another member or manager or to another person that is a party to or is otherwise bound by the LLC Agreement, may be expanded, restricted or eliminated by the LLC Agreement;

•
the LLC Agreement may limit or eliminate liabilities of a member, manager or other person to the LLC or to another member or manager or to another person that is a party to or is otherwise bound by the LLC Agreement for breach of contract and breach of duties, except for acts or omissions that constitute a bad faith violation of the implied contractual covenant of good faith and fair dealing; and

•
unless otherwise provided in the LLC Agreement, a member or manager or other person shall not be liable to the LLC or to another member or manager or to another person that is a party to or is otherwise bound by the LLC Agreement for breach of fiduciary duty for the member's or manager's or other person's good faith reliance on the provisions of the LLC Agreement.

The LLC Agreements of each of the Class I and Class II Delaware LLC Registrants in effect as of the date of this registration statement provide that:

•
the LLC must indemnify to the fullest extent permitted by the DLLCA each of its managers and officers made or threatened to be made a party to any action, suit or proceeding, against any personal loss, liability or damage incurred as a result of any act or omission that the person believes in good faith to be within the scope of authority conferred by the LLC Agreement, except for willful misconduct or gross negligence;

•
the LLC Agreements for the Class I Delaware LLC Registrants, but not the Class II Delaware LLC Registrants, also require the LLC to pay in advance legal and other expenses and attorneys’ fees reasonably incurred by its managers and officers in connection with any claim or liability indemnified by the LLC; and

•
the liability of the LLC’s managers and officers for monetary damages or losses sustained or liabilities incurred as a result of any act or omission constituting a breach of such person’s fiduciary duty is eliminated, except for: (i) a breach of such person’s duty of loyalty to the LLC or its members; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (iii) any transaction from which the person derived an improper personal benefit.

The LLC Agreements of each of the Class III Delaware LLC Registrants in effect as of the date of this registration statement provide that:
•
The directors and officers of the LLC shall not be liable to the LLC or its members for any act performed by them in their official capacity with respect to LLC matters, except in cases of fraud or an intentional breach of the LLC Agreement; and

•
The LLC shall indemnify its officers and directors to the fullest extent permitted by law against any cost, expense, judgment or liability incurred by or imposed upon them in connection with any claim, demand, action suit or proceeding to which they are made or threatened to be made a party by reason of being or

•
having been a director or officer of the LLC, except in case of fraud or an intentional breach of the LLC Agreement, and the LLC shall pay the officer or director’s expenses in advance upon receipt of an undertaking to repay those amounts if it is determined they are not entitled to indemnification.

The LLC Agreements of each of the Class IV Delaware LLC Registrants in effect as of the date of this registration statement provide that:

•
The directors, officers and the member serving as the “Tax Matters Member” of the LLC shall not be liable to the LLC or its members for any loss or damage sustained by the LLC or its members, except to the extent the loss or damage results from fraud, deceit, or an intentional and material breach of the LLC Agreement; and

•
The LLC shall indemnify its officers and directors and the member serving as the “Tax Matters Member” of the LLC to the fullest extent permitted by law against any cost, expense, judgment or liability incurred by or imposed upon them in connection with any claim, demand, action suit or proceeding to which they are made or threatened to be made a party by reason of being or having been a director, officer or the member serving as the “Tax Matters Member” of the LLC, except in case of fraud, deceit, or an intentional and material breach of the LLC Agreement, and the LLC shall pay the expenses of such indemnified persons in advance upon receipt of an undertaking to repay those amounts if it is determined they are not entitled to indemnification.

We maintain insurance on behalf of the managers, directors and officers of the Class I-IV Delaware LLC Registrants insuring them against claims asserted against them in their capacities as managers, directors or officers or arising out of such status.

Delaware Limited Partnerships

AMFIRE WV, L.P., Cumberland Coal Resources, LP and Emerald Coal Resources, LP are limited partnerships, or LPs, organized under the laws of the state of Delaware.  Section 17-108 of the Delaware Revised Uniform Limited Partnership Act, or the DRULPA, provides that an LP may indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever, subject to any standards or restrictions set forth in the LP’s partnership agreement, or LP Agreement.  Section 17-1101 of the DRULPA further provides that:

•
except for the implied contractual covenant of good faith and fair dealing, a partner or other person’s duties to the LP or to another partner or to another person that is a party to or is otherwise bound by the LP Agreement, may be expanded, restricted or eliminated by the LP Agreement;

•
the LP Agreement may limit or eliminate liabilities of a partner or other person to the LP or to another partner or to another person that is a party to or is otherwise bound by the LP Agreement for breach of contract and breach of duties, except for acts or omissions that constitute a bad faith violation of the implied contractual covenant of good faith and fair dealing; and

•
unless otherwise provided in the LP Agreement, a partner or other person shall not be liable to the LP or to another partner or to another person that is a party to or is otherwise bound by the LP Agreement for breach of fiduciary duty for the partner’s or other person’s good faith reliance on the provisions of the LP Agreement.

We maintain insurance on behalf of the managers, directors and officers of the general partners of each of AMFIRE WV, L.P., Cumberland Coal Resources, LP, and Emerald Coal Resources, LP, insuring them against claims asserted against them in their capacities as managers, directors or officers of the general partner acting on behalf of AMFIRE WV, L.P., Cumberland Coal Resources, LP, or Emerald Coal Resources, LP, as applicable, or arising out of such status.

Florida Corporation

Raven Resources, Inc. is incorporated under the laws of the state of Florida.

Under Section 607.0830 of the Florida Business Corporation Act, or the FBCA, a director of a Florida corporation is not liable for any action taken as a director, or any failure to take any action, if he or she performed the duties of his or her office in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and in a manner he or she reasonably believes to be in the best interests of the corporation. In addition, Section 607.0831 of the FBCA provides that a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision, or failure to act regarding corporate management or policy unless the director breached or failed to perform his or her duties as a director and the director’s breach of, or failure to perform, those duties constitutes:  (i) a violation of the criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful, (ii) a transaction from which the director derived an improper personal benefit, either directly or indirectly, (iii) a circumstance under which the liability provisions of Section 607.0834 (regarding unlawful distributions) are applicable, (iv) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interest of the corporation, or willful misconduct, or (v) in a proceeding by or in the right of someone other than the corporation or a shareholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property. A judgment or other final adjudication against a director in any criminal proceeding for a violation of the criminal law estops that director from contesting the fact that his or her breach, or failure to perform, constitutes a violation of the criminal law; but does not estop the director from establishing that he or she had reasonable cause to believe that his or her conduct was lawful or had no reasonable cause to believe that his or her conduct was unlawful.

Under Section 607.0850(1) of the FBCA, a corporation has power to indemnify any person who was or is a party to any proceeding (other than an action by, or in the right of the corporation), by reason of the fact that he or she is or was a director or officer of the corporation against liability incurred in connection with the proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. A similar standard is applicable pursuant to 607.0850(2) of the FBCA in the case of actions brought by or in the right of the corporation, except that indemnification only extends to expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. Additionally, the corporation must indemnify any director or officer of the corporation if they are successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 607.0850(1) or (2) of the FBCA.

Under Section 607.0850 of the FBCA, the indemnification provided pursuant to Section 607.0850 of the FBCA is not exclusive of any other or further indemnification of any of its directors or officers under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office.

The bylaws of Raven Resources, Inc. in effect as of the date of this registration statement provide that the corporation must indemnify its directors, officers, employee or agents, or those serving as a director, officer, employee or agent of another entity at the request of the corporation, including in criminal proceedings, so long as the persons have acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to criminal proceedings, those persons had no reasonable cause to believe the conduct was unlawful.  Raven Resources, Inc. may not indemnify against a person’s gross negligence or willful misconduct and may not indemnify a person who a court has found liable for negligence or misconduct in the performance of his duty to the corporation unless the court in which the action or suit is brought determines that the person is fairly and reasonably entitled to indemnity.  Raven Resources, Inc. may also not indemnify any such person unless ordered by a court or one of the following determines that indemnification is proper because the person met the applicable standard of conduct: (i) the board of directors by majority vote of a quorum of directors who were not parties to the action, suit or proceeding; (ii) independent legal counsel in a written opinion if a quorum is not obtainable or a quorum of disinterested directors so directs; or (iii) by the shareholders.  The corporation must also advance expenses incurred by such person prior to final disposition of any legal proceeding upon receipt of a legally valid promise or pledge to repay all amounts advanced by the corporation if it is determined that the director or officer was not entitled to indemnification.

We maintain insurance on behalf of the directors and officers of Raven Resources, Inc. insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

Kentucky Corporations

Greyeagle Coal Company, Hopkins Creek Coal Company, Joboner Coal Company, Kingston Resources, Inc., Lauren Land Company, Long Fork Coal Company, Martin County Coal Corporation, New Ridge Mining Company,

Peter Cave Mining Company, Pilgrim Mining Company, Inc., Road Fork Development Company, Inc., Sidney Coal Company, Inc., Stone Mining Company, T. C. H. Coal Co., Vantage Mining Company and West Kentucky Energy Company (the “Kentucky Corporation Registrants”) are incorporated under the laws of the commonwealth of Kentucky.

As permitted by Section 271B.2-020 of the Kentucky Business Corporation Act, or the KBCA, the articles of incorporation of Greyeagle Coal Company, Kingston Resources, Inc., Lauren Land Company, Long Fork Coal Company, New Ridge Mining Company, Peter Cave Mining Company, Pilgrim Mining Company, Inc. and Stone Mining Company in effect as of the date of this registration statement include a provision eliminating the personal liability of a director to the corporation or its shareholders for monetary damages for breach of his duties as a director, other than liability for (i) any transaction in which the director’s personal financial interest is in conflict with the financial interests of the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or are known to the director to be a violation of law, (iii) any vote for or assent to an unlawful distribution to shareholders as prohibited under Section 271B.8-330 of the KBCA; or (iv) for any transaction from which the director derived an improper personal benefit.  In addition, Sections 271B.8-300 and 271B.8-420 of the KBCA provide that any action taken as a director or officer, or any failure to take any action as a director or officer, shall not be the basis for monetary damages or injunctive relief unless the director or officer has failed to discharge his or her duties in good faith, on an informed basis, and in a manner the director or officer honestly believes to be in the best interests of the corporation, and in the case of an action for monetary damages, the failure to discharge those duties constitutes willful misconduct or wanton or reckless disregard for the best interests of the corporation and its shareholders.

Section 271B.8-510 of the KBCA permits a corporation to indemnify an individual who is made a party to a proceeding (other than an action by or in the right of the corporation) because the individual is or was a director against the obligation to pay a judgment, settlement, penalty, fine or reasonable expenses (including counsel fees) incurred with respect to the proceeding, as long as the individual (i) conducted himself or herself in good faith, (ii) reasonably believed, in the case of conduct in his or her official capacity with the corporation, that the conduct was in the best interests of the corporation or, in all other cases, was at least not opposed to its best interests, and (iii) in a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful.  A similar standard is applicable in the case of actions brought by or in the right of the corporation, except that indemnification only extends to reasonable expenses.  No indemnification is permitted in a proceeding by or in the right of the corporation in which the director is adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, where the director is adjudged liable on the basis of having received an improper personal benefit.

The articles of incorporation of Greyeagle Coal Company, Kingston Resources, Inc., Lauren Land Company, Long Fork Coal Company, Martin County Coal Corporation, New Ridge Mining Company, Peter Cave Mining Company, Pilgrim Mining Company, Inc. and Stone Mining Company provide for indemnification of directors, officers, employees or agents, or individuals serving as an agent of another entity at the request of the corporation.  The articles of incorporation of each of Road Fork Development Company, Inc. and Sidney Coal Company, Inc. provide for indemnification under these circumstances of directors and officers of the corporation or individuals serving at the request of the corporation as directors or officers of another entity, and further provide that the termination of an action, suit or proceeding by judgment or settlement shall not of itself be determinative that the person did not act in good faith and in accordance with the requisite standard of conduct.  The articles of incorporation of T.C.H. Coal Co. provide that the corporation has the power to indemnify a director, officer, employee or agent of the corporation or an individual serving at the request of the corporation as a director officer, employee or agent of another corporation, and further provide that the termination of an action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person did not act in accordance with the applicable standard of conduct.

In addition, Section 271B.8-520 of the KBCA provides that, unless limited by the articles of incorporation, a corporation shall indemnify against reasonable expenses incurred in connection with a proceeding any director who entirely prevails in the defense of any proceeding to which the individual was a party because he or she is or was a director of the corporation.

The articles of incorporation of Greyeagle Coal Company, Kingston Resources, Inc., Lauren Land Company, Long Fork Coal Company, Martin County Coal Corporation, New Ridge Mining Company, Peter Cave Mining Company, Pilgrim Mining Company, Inc., Stone Mining Company provide for indemnification of expenses actually and reasonably incurred in connection with an applicable action, suit, proceeding, claim, issue or matter if the director or officer has been successful on the merits or otherwise in defense of such action, suit, proceeding, claim, issue or matter.  The articles of incorporation for these corporations also provide for indemnification of expenses if the indemnified person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, except that the corporation may not indemnify a person who a court has found liable for negligence or misconduct in the performance of his duty to the corporation unless the court in which the action or suit is brought determines that the person is fairly and reasonably entitled to indemnification for certain expenses.  For these entities, the corporation may not indemnify any director or officer unless ordered by a court or either of the following determines that indemnification of the director or officer is proper because the person met the applicable standard of conduct: (i) the board of directors by majority vote of a quorum of directors who were not parties to the action; or (ii) by the shareholders. In addition, each of the corporations discussed in this paragraph may also advance expenses incurred by a director or officer prior to final disposition of any legal proceeding upon receipt of an undertaking by or on behalf of the director, officer employee or agent to repay all amounts advanced by the corporation if it is determined that the director or officer was not entitled to indemnification.

The articles of incorporation of Road Fork Development Company, Inc. and Sidney Coal Company, Inc. provide for indemnification of expenses actually and reasonably incurred in connection with an applicable action, suit or proceeding if the director or officer has been successful on the merits or otherwise in defense of such action, suit or proceeding.  The articles of incorporation for these corporations also provide for indemnification of expenses if the indemnified person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to criminal proceedings, those persons had no reasonable cause to believe the conduct was unlawful.  The articles of incorporation of each of Road Fork Development Company, Inc. and Sidney Coal Company, Inc. provide that the corporation may not indemnify any person in an action or suit by or in the right of the corporation as to which a court has found the person liable to the corporation unless, and only to the extent that, the court in which the action or suit is brought determines that the person is fairly and reasonably entitled to indemnification. The articles of incorporation of each of Road Fork Development Company, Inc. and Sidney Coal Company, Inc. further provide that the corporation may not indemnify any person in any proceeding charging improper person benefit, whether or not involving action in an official capacity, in which a court has found such person liable on the basis that he improperly received a personal benefit unless, and only to the extent that, the court in which the action or suit is brought determines that the person is fairly and reasonably entitled to indemnification. For these entities, the corporation may not indemnify any director or officer unless ordered by a court or any of the following determines that indemnification of the director or officer is proper because the person met the applicable standard of conduct: (i) the board of directors by majority vote of a quorum of directors who were not parties to the action, suit or proceeding; (ii) independent legal counsel in a written opinion if a quorum is not obtainable or a quorum of disinterested directors so directs; or (iii) by the shareholders.  If such a determination is made by the directors, they may rely as to questions of law on the advice of independent counsel.  In addition, both of the corporations discussed in this paragraph may also advance expenses incurred by a director or officer prior to final disposition of any legal proceeding upon receipt of (i) an undertaking by or on behalf of the director, officer, employee or agent to repay all amounts advanced by the corporation if it is determined that the director or officer was not entitled to indemnification and (ii) a written affirmation by the person of his good faith belief that he has met the standard of conduct necessary for indemnification by the Corporation.  Furthermore, the articles of incorporation of both of these corporations provide that the board of directors may indemnify or contract in advance to indemnify any person not specified in the articles of incorporation who was or is a party or is threatened to be made a party to any proceeding, by reason of the fact that he is or was an employee or agent of the corporation, or is or was serving at the request of the corporation as an employee or agent of another entity.  For both of these corporations, any indemnification or advance of expenses to a director arising out of a proceeding by or in the right of the corporation must be reported in writing to shareholders with or before the notice of the next shareholders’ meeting.

The articles of incorporation of T.C.H. Coal Co. provide for indemnification of expenses actually and reasonably incurred in connection with an applicable action, suit or proceeding if the director, officer, employee or agent has been successful on the merits or otherwise in defense of such action, suit or proceeding, or in defense of any claim, issuer or matter therein.  The articles of incorporation for T.C.H. Coal Co. also provide for indemnification of expenses if the indemnified person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to criminal proceedings, those persons had no reasonable cause to believe the conduct was unlawful.  T.C.H. Coal Co. may not indemnify any director, officer, employee or agent unless ordered by a court or any of the following determines that indemnification is proper because the person to be indemnified met the applicable standard of conduct: (i) the board of directors by majority vote of a quorum of directors who were not parties to the action, suit or proceeding; (ii) independent legal counsel in a written opinion if a quorum is not obtainable or a quorum of disinterested directors so directs; or (iii) by the shareholders.  Directors, officers, employees or agents may be entitled to indemnification under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and in another capacity while holding such office.

Although Sections 271B.8-510 and 271B.8-520 of the KBCA are specific to directors, Section 271B.8-560 also permits a Kentucky corporation to indemnify its officers to the same extent as a director and gives an officer who is not a director the same statutory right to mandatory indemnification and to apply for court-ordered indemnification as afforded a director.

Pursuant to the articles of incorporation of Kingston Resources, Inc. in effect as of the date of this registration statement, the corporation must indemnify its directors and officers to the fullest extent permitted by the KBCA, and must also pay or reimburse expenses incurred by its directors and officers in advance of the final disposition of any legal proceedings to the fullest extent permitted by the KBCA.

The indemnification provided by the KBCA is not exclusive of any other rights to which those seeking indemnification or advancement of expenses may otherwise be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise.  The articles of incorporation of Greyeagle Coal Company, Kingston Resources, Inc., Lauren Land Company, Long Fork Coal Company, Martin County Coal Corporation, New Ridge Mining Company, Peter Cave Mining Company, Pilgrim Mining Company, Inc. and Stone Mining Company in effect as of the date of this registration statement provide that the indemnification provisions therein are not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, action of shareholders or disinterested directors, or otherwise.

The articles of incorporation and the bylaws of Hopkins Creek Coal Company, Joboner Coal Company, Vantage Mining Company and West Kentucky Energy Company do not provide for indemnification of their directors or officers; however, the bylaws of Alpha Natural Resources, Inc. require Alpha Natural Resources, Inc. to indemnify persons serving as officers or directors of other entities at the request of Alpha Natural Resources, Inc., to the same extent as Alpha Natural Resources, Inc. indemnifies persons serving as officers or directors of Alpha Natural Resources, Inc.

We maintain insurance on behalf of the directors and officers of each of the Kentucky Corporation Registrants insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

Kentucky Limited Liability Company

Hanna Land Company, LLC is an LLC organized under the laws of the state of Kentucky.

Section 275.180 of the Kentucky Revised Statutes provides that a written operating agreement of a Kentucky limited liability corporation may eliminate or limit the personal liability of a member or manager for monetary damages for breach of any duty provided for in Section 275.170 of the Kentucky Revised Statutes and provide for indemnification of a member or manager for judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which a person is a party because the person is or was a member or manager of the company.

The operating agreement of Hanna Land Company, LLC provides that the LLC must indemnify and hold harmless each manager and member for any loss, expense, damage or injury due to acts, omissions or alleged acts or omissions arising out of such person’s activities on the company’s behalf or in furtherance of the LLC’s interests, including any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim.  This indemnification duty applies if the acts, omissions or alleged acts or omissions on which the action, proceeding or claim is based were for a purpose reasonably believed to be in the best interests of the LLC and were not performed or omitted fraudulently or in bad faith or as a result of gross negligence by such person, and were not in violation of the person’s fiduciary obligation to the LLC.  Any such indemnification shall only be from the LLC’s assets.

We maintain insurance on behalf of the managers, directors and officers of Hanna Land Company, LLC insuring them against claims asserted against them in their capacities as managers, directors or officers or arising out of such status.

Louisiana Corporation

Alpha Gas and Oil Company is incorporated under the laws of the state of Louisiana.

In general, Sec.12.83 of the Louisiana Business Corporation Law, or the LBCL, allows corporations to indemnify their present and former directors and officers and those of affiliated corporations against expenses incurred in the defense of any lawsuit to which they are made parties by reason of being or having been such directors or officers if such person acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Under the LBCL, a termination of the action by judgment, settlement, conviction or plea of nolo contendere, will not of itself create a presumption that the person did not act in good faith. To the extent that such person is successful on the merits or otherwise in defense of any claim, issue or matter therein, he or she must be indemnified by the corporation. Expenses may be paid in advance of the final outcome if authorized by the board of directors without regard to whether or not a voting director is a party to the action.

If the action is by or in the right of the corporation, the indemnity is limited to expenses not exceeding, in the judgment of the board of directors, the estimated expense of litigating the action to conclusion. No indemnification can be made if a court of competent jurisdiction, after exhaustion of appeals, finds the director liable for willful or intentional misconduct, unless the court determines that, given the circumstances of the case, the director is fairly and reasonably entitled to indemnification for certain expenses.

The LBCL allows a corporation to procure or maintain insurance against liability on behalf of a director or any such person.

The articles of incorporation of Alpha Gas and Oil Company in effect as of the date of this registration statement require the corporation to indemnify its directors generally to the fullest extent authorized by the LBCL. The corporation may indemnify each of its directors against any expenses or costs, including attorneys’ fees, actually or reasonably incurred in connection with any threatened, pending or completed claim, action, suit or proceeding, whether criminal, civil, administrative or investigative against such person or to which he is involved solely as a witness or person required to give evidence. These provisions are subject to any limitations determined by the board of directors, provided that no change may adversely affect any claim to indemnification that arises prior to such a change.

We maintain insurance on behalf of the directors and officers of Alpha Gas and Oil Company insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

Pennsylvania Corporation

Central Penn Energy Company, Inc., Rostraver Energy Company, Scarlet Development Company and Trace Creek Coal Company (the “Pennsylvania Corporation Registrants”) are incorporated under the laws of the state of Pennsylvania.

Pursuant to Sections 1741-1743 of the Pennsylvania Business Corporation Law, or the PABCL, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding (i) if such person acted in good faith and in a manner that person reasonably believed to be in or not opposed to the best interests of the corporation and (ii) with respect to any criminal action or proceeding, if he or she had no reasonable cause to believe such conduct was unlawful. In actions brought by or in the right of the corporation, a corporation may indemnify such person against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner that person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which that person shall have been adjudged to be liable for negligence or misconduct in performance of his duty to the corporation unless, and only to the extent that, the court of common pleas or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person in fairly and reasonably entitled to indemnification for such expenses which the court of common pleas or such other court shall deem proper. A Pennsylvania corporation is required to indemnify a director or officer against expenses actually and reasonably incurred to the extent that the director or officer is successful in defending a lawsuit brought against him or her by reason of the fact that the director or officer is or was a director or officer of the corporation.

The certificate of incorporation and/or the bylaws in effect as of the date of this registration statement of each of the Pennsylvania Corporation Registrants provide that each corporation must indemnify its directors, officers, employee or agents, or those serving as a director, officer, employee or agent of another entity at the request of the corporation.  The certificate of incorporation and/or the bylaws further provide that the termination of an action, suit or proceeding by judgment or settlement shall not of itself be determinative that the person did not act in good faith and in accordance with the requisite standard of conduct.  None of the Pennsylvania Corporation Registrants may indemnify a person finally adjudged to be liable for gross negligence or willful misconduct in the performance of his duty to the corporation unless the court in which the action or suit is brought determines that the person is fairly and reasonably entitled to indemnification.

The bylaws of the Pennsylvania Corporation Registrants in effect as of the date of this registration statement provide that any indemnification pursuant to Sections 1741-1743 of the PABCL (unless ordered by a court) shall be made by the corporation only as authorized in the specific case or upon a determination that indemnification of any such person is proper in the circumstances as set forth under the PABCL.  Such determination shall be made (i) by the corporation's Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding; (ii) by independent legal counsel in a written opinion if such a quorum is not obtainable or a quorum of disinterested directors so directs; or (iii) by the shareholders.  If such a determination is made by the directors, they may rely as to questions of law on the advice of independent counsel.

The bylaws of the Pennsylvania Corporation Registrants in effect as of the date of this registration statement provide that the payment of expenses pursuant to Sections 1741-1743 of the PABCL (including attorneys’ fees) incurred in defending an action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, may be paid, but shall not be required to be paid, by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided under Sections 1741-1743 of the PABCL, upon receipt of an undertaking by or on behalf of such person to repay such amount.

Section 1746 of the PABCL provides that the other applicable provisions of the PABCL shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under, among other things, any by-law provision, provided that no indemnification may be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness.  The certificate of incorporation and/or the bylaws in effect as of the date of this registration statement of each of the Pennsylvania Corporation Registrants provides that the indemnification provisions in those governing documents are not exclusive of any other rights to which a person may be entitled, including any right under policies of insurance that may be purchased and maintained by each Pennsylvania Corporation Registrant or others.

We maintain insurance on behalf of the directors and officers of the Pennsylvania Corporation Registrants insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

Tennessee Corporations

Tennessee Consolidated Coal Company and Tennessee Energy Corp. are incorporated under the laws of the state of Tennessee.

In general, Sec.48-18-501 et seq. of the Tennessee Business Corporation Act, or the TBCA, permits a corporation to indemnify its present and former directors, officers, employees and agents against judgments, settlements, penalties, fines or reasonable expenses (which includes counsel fees) incurred with respect to a proceeding to which they may be made a party if such individual (i) conducted himself or herself in good faith and (ii) reasonably believed (a) while acting in his or her official capacity, that his or her conduct was in the best interests of the corporation, or (b) while acting any other capacity, that his or her conduct was at least not opposed to the best interests of the corporation, or (iii) with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. A termination of the proceeding by judgment, order, settlement, conviction or upon the entry of a plea of nolo contendere is not, of itself, determinative that the person did not meet the standard of conduct set forth in Sec.48-18-502(a) of the TBCA. Unless limited by its charter, a corporation must indemnify a director’s reasonable expenses if the director is wholly successful on the merits or otherwise in the defense of any proceeding against him or her as director.

The TBCA prohibits a corporation from indemnifying a director in connection with a proceeding by or in the right of the corporation in which the director was found liable to the corporation or where the director, whether or not acting in his or her official capacity as a director of the corporation, is charged with, and found liable for, improperly receiving a personal benefit.

Under the TBCA, a corporation may indemnify and advance expenses to an officer, employee or agent to the same extent as a director. A corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee or agent of the corporation against liability asserted against or incurred by such individual while acting in his or her official capacity or arising from his or her status as a director, officer, employee or agent of the corporation, whether or not the corporation would have the power to indemnify such individual for any such liability.

The articles of incorporation and the bylaws of Tennessee Consolidated Coal Company and Tennessee Energy Corp. do not provide for indemnification of their directors or officers.

We maintain insurance on behalf of the directors and officers of Tennessee Consolidated Coal Company and Tennessee Energy Corp. insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

Texas Corporation

Majestic Mining, Inc. is incorporated under the laws of the state of Texas.

Chapter 8 of the Texas Business Organizations Code, or the TBOC, requires a Texas corporation to indemnify a director, former director or delegate thereof against reasonable expenses actually incurred by such person in connection with a proceeding in which such person is a respondent because such person is or was a director or delegate thereof if such person is wholly successful, on the merits or otherwise, in the defense of the proceeding. Further, Chapter 8 of the TBOC permits a Texas corporation to indemnify a director, former director or delegate thereof who was, is, or is threatened to be made a respondent in a proceeding against judgments and expenses that are reasonable and actually incurred by such person in connection with such proceeding if it is determined that: (i) such person (a) acted in good faith, (b) reasonably believed, in the case of conduct in such person’s official capacity, that such person’s conduct was in the corporation’s best interest and, in any other case, that such person’s conduct was not opposed to the corporation’s best interests, and (c) in the case of a criminal proceeding, did not have a reasonable cause to believe such person’s conduct was unlawful and (ii) with respect to expenses, the amount of such expenses is reasonable.

Under Chapter 8 of the TBOC, indemnification of a person that is found liable to a Texas corporation or found liable because such person improperly received a personal benefit (i) is limited to reasonable expenses actually incurred, (ii) does not include a judgment, a penalty, a fine, or an excise or similar tax and (iii) may not be made if such person has been found liable for (a) willful or intentional misconduct in the performance of any duties to the corporation, (b) breach of any duty of loyalty owed to the corporation or (c) an act or omission not committed in good faith that constitutes a breach of any duty owed by such person to the corporation.

Chapter 8 of the TBOC permits a Texas corporation to pay or reimburse reasonable expenses incurred by a present director or delegate thereof who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding without making the required determinations after the corporation receives (i) a written affirmation by such person of such person’s good faith belief that the person has met the standard of conduct necessary for indemnification and (ii) a written undertaking by or on behalf of such person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by Chapter 8 of the TBOC.

Chapter 8 of the TBOC permits a Texas corporation to indemnify and advance expenses to persons other than present or former directors, including officers, employees or agents, as provided by the corporation’s governing documents or contract, among other means, and requires that a corporation indemnify an officer to the same extent that indemnification is required under the TBOC.

Chapter 8 of the TBOC provides that a Texas corporation has the power to purchase and maintain insurance on behalf of its directors, officers, employees or agents against liabilities (i) asserted against such person in his or her capacity or (ii) arising out of his or her status as a director, officer, employee or agent of the company. A Texas corporation has this power whether or not the corporation has the power to indemnify such person against the liability under Chapter 8 of the TBOC.

Section 7.001 of the TBOC provides that a certificate of formation or other governing document may provide that a director of a Texas corporation in not liable, or is liable only to the extent provided by the certificate of formation or other governing document, to the corporation or its shareholders for monetary damages for an act or omission by such person in such person’s capacity as a director of the corporation. However, a Texas corporation may not eliminate or limit the liability of a director to the extent such director is found liable under applicable law for:

•	a breach of the director’s duty of loyalty to the corporation or its shareholders;

•	an act or omission not in good faith that constitutes a breach of duty of the director to the corporation or which involves intentional misconduct or a knowing violation of law;

•	a transaction from which the director received an improper personal benefit, regardless of whether the benefit resulted from an action taken within the scope of the director’s duties; or

•	an act or omission for which the liability of a director is expressly provided by an applicable statute.

The articles of incorporation of Majestic Mining, Inc. in effect as of the date of this registration statement require the corporation to indemnify its directors and officers against all expenses and liabilities reasonably incurred by or imposed on them in connection with any proceeding in which they are made parties or become involved because they are directors or officers of the corporation, except where found guilty of willful misfeasance or malfeasance in the performance of duties. In the event of a settlement, indemnification shall apply only when the board of directors of Majestic Mining, Inc. approves such settlement and reimbursement as being for the best interests of the corporation. The articles of incorporation of Majestic Mining, Inc. further provide that the right of indemnification is in addition to and not exclusive of all other rights to which a director or officer may be entitled.

We maintain insurance on behalf of the directors and officers of Majestic Mining, Inc. insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

Virginia Corporations

The following registrants (collectively, the “Virginia Corporation Registrants”) are incorporated under the laws of the commonwealth of Virginia
•	Alpha European Sales, Inc., Appalachia Coal Sales Company, Inc., Appalachia Holding Company, Haden Farms, Inc., Knox Creek Coal Corporation and Neweagle Industries, Inc.;

•	Neweagle Coal Sales Corp., Neweagle Development Corp., Neweagle Mining Corp. and Rivereagle Corp. (the “Class I Virginia Corporation Registrants”); and

•
Alliance Coal Corporation, Big Laurel Mining Corporation, Bluff Spur Coal Corporation, Bull Mountain Mining Corporation, Cumberland Equipment Corporation, Cumberland Resources Corporation, Dorchester Enterprises, Inc., Exeter Coal Corporation, Guest Mountain Mining Corporation, JST Land Company, JST Mining Company, Meadow Branch Mining Corporation, Mill Branch Coal Corporation, Mountain Management, Incorporated, North Fork Coal Corporation, Osaka Mining Corporation, Pigeon Creek Processing Corporation, Powell River Resources Corporation and Winifrede Coal Corporation (the “Class II Virginia Corporation Registrants”).

Article 692.1 of the Virginia Stock Corporation Act, or the VSCA, provides that, other than in cases of willful misconduct or a knowing violation of the criminal law or of any federal or state securities law, in any proceeding brought by or in the right of a corporation or brought by or on behalf of shareholders of the corporation, the damages assessed against an officer or director arising out of a single transaction, occurrence or course of conduct shall not exceed the lesser of (i) the monetary amount, including the elimination of liability, specified in the articles of incorporation or, if approved by the shareholders, in the bylaws as a limitation on or elimination of the liability of the officer or director; or (ii) the greater of $100,000 or the amount of cash compensation received by the officer or director from the corporation during the twelve months immediately preceding the act or omission for which liability was imposed.  In addition, Article 690 of the VSCA provides that a director shall not be liable for any action taken as a director, or any failure to take any action, if he discharges his duties in accordance with his good faith business judgment of the best interests of the corporation.

Articles 697 and 702 of the VSCA permit a corporation to indemnify a current or former director or officer against liability incurred as a party to a proceeding arising from his role as an officer or director of the corporation if the director or officer conducted himself in good faith and believed that his conduct was in the best interests, or not opposed to the best interests, of the corporation, and, in the case of criminal proceedings, if he had no reasonable cause to believe his conduct was unlawful.  Absent a court order, a corporation may not (i) indemnify a director or officer in connection with a proceeding by or in the right of the corporation except for reasonable expenses incurred in connection with the proceeding, or (ii) indemnify any director or officer found liable for receiving an improper personal benefit.  A termination of the proceeding by judgment, order, settlement, conviction or upon the entry of a plea of nolo contendere is not, of itself, determinative that the person did not meet the relevant standard of conduct in Article 697.  Article 701 of the VSCA provides that a corporation may not indemnify a director unless authorized in the specific case after a determination has been made that indemnification of the director is permissible because he has met the relevant standard of conduct set forth in Article 697.  That determination is made:  (i) if there are two or more disinterested directors, by a majority vote of all the disinterested directors or by a majority of the members of a committee of two or more disinterested directors appointed by such a vote; (ii) by special legal counsel selected either in the manner prescribed in the previous clause, or if there are fewer than two disinterested directors, selected by the board of directors, in which selection directors who do not qualify as disinterested directors may participate; or (iii) by the shareholders, but shares owned by or voted under the control of a director who at the time does not qualify as a disinterested director may not be voted on the determination.  In addition, pursuant to Articles 698 and 702 of the VSCA, a corporation must indemnify against reasonable expenses any current or former director or officer who entirely prevails in the defense of any proceeding arising from his role as an officer or director of the company to which he was a party.  Article 699 of the VSCA permits a Virginia corporation to pay or reimburse reasonable expenses incurred by a director in a proceeding in advance of the final disposition of the proceeding if the corporation receives (i) a signed written statement from the director of such person’s good faith belief that the person has met the standard of conduct necessary for indemnification and (ii) a signed written undertaking by or on behalf of such person to repay the amount paid or reimbursed if the final determination is that the person has not met the relevant standard of conduct under the VSCA.

The articles of incorporation and the bylaws of Alpha European Sales, Inc. do not provide for indemnification of its directors or officers; however, the bylaws of Alpha Natural Resources, Inc. require Alpha Natural Resources, Inc. to indemnify persons serving as officers or directors of other entities at the request of Alpha Natural Resources, Inc., to the same extent as Alpha Natural Resources, Inc. indemnifies persons serving as officers or directors of Alpha Natural Resources, Inc.

The articles of incorporation of each of Appalachia Coal Sales Company, Inc. and Appalachia Holding Company in effect as of the date of this registration statement require the corporation to indemnify its directors, officers, employees or agents, or those serving as a director, officer, employee or agent of another entity at the request of the corporation, against judgments, fines, amounts paid in settlement and expenses (including attorneys’ fees) actually and reasonably incurred in connection with serving in that capacity, and to advance expenses incurred prior to final disposition of any legal proceeding upon receipt of an undertaking to repay all amounts advanced by the corporation if it is determined that the director, officer or other person was not entitled to indemnification.  None of Appalachia Coal Sales Company, Inc. and Appalachia Holding Company may indemnify a person finally adjudged to be liable for gross negligence or willful misconduct in the performance of his duty to the corporation unless the court in which the action or suit is brought determines that the person is fairly and reasonably entitled to indemnification.  The rights of indemnification provided under the articles of incorporation of each of Appalachia Coal Sales Company, Inc. and Appalachia Holding Company in effect as of the date of this registration statement are not exclusive of any other right to which any person may be entitled, including any right under policies of insurance.

The bylaws of Haden Farms, Inc. in effect as of the date of this registration statement require the corporation to indemnify its directors, officers, employees or agents, or those serving as a director, officer, employee or agent of another entity at the request of the corporation, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with serving in that capacity, and to advance expenses incurred prior to final disposition of any legal proceeding upon receipt of an undertaking to repay all amounts advanced by the corporation if it is determined that the director, officer or other person was not entitled to indemnification.  Haden Farms, Inc. may not indemnify a person adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless the court in which the action or suit is brought determines that the person is reasonably entitled to indemnification.  The rights of indemnification provided under the bylaws of Haden Farms, Inc. in effect as of the date of this registration statement are not exclusive of any other right under any bylaw, agreement, vote of shareholders or disinterested directors, statute, court decision or otherwise.

The bylaws of Knox Creek Coal Corporation, in effect as of the date of this registration statement, permit, but do not require, the corporation to indemnify its directors and officers generally to the fullest extent authorized by the VSCA. The rights of indemnification provided under the bylaws of Knox Creek Coal Corporation, in effect as of the date of this registration statement, are not exclusive of any other right under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

The articles of incorporation of New Eagle Industries, Inc. in effect as of the date of this registration statement require the corporation to indemnify its directors, officers, employees or agents, or those serving as a director, officer, employee or agent of another entity at the request of the corporation, generally to the fullest extent authorized by the VSCA against all expense, liability and loss reasonably incurred in connection with serving in that capacity, and to advance expenses incurred prior to final disposition of any legal proceeding upon receipt of an undertaking to repay all amounts advanced by the corporation if it is determined that the director, officer or other person was not entitled to indemnification.  The rights of indemnification provided under the articles of incorporation of Neweagle Industries, Inc. in effect as of the date of this registration statement are not exclusive of any other right under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

The articles of incorporation in effect as of the date of this registration statement of the Class I Virginia Corporation Registrants require the corporation to indemnify its officers and directors against claims, liabilities, judgments, settlements, costs and expenses incurred in connection with an action, suit, proceeding or claim to which he or she is or may be made a party by reason of being or having been a director or officer of the corporation, except if he or she is found liable for gross negligence or willful misconduct in the performance of his or her duties.  This right of indemnification is not exclusive of any other right under any bylaw, agreement, vote of stockholders or otherwise.

The articles of incorporation in effect as of the date of this registration statement of the Class II Virginia Corporation Registrants require the corporation to indemnify its officers and directors against claims, liabilities, judgments, settlements, costs and expenses incurred in connection with an action, suit, proceeding or claim to which he or she is or may be made a party by reason of being or having been a director or officer of the corporation, except that the corporation will not indemnify against willful misconduct or a knowing violation of the criminal law or against any liability incurred in any proceeding charging improper personal benefit to the officer or director where a court of competent jurisdiction adjudged that officer or director liable on the basis of improperly receiving a personal benefit.  In addition, the Class II Virginia Corporation Registrants are required to advance expenses incurred prior to final disposition of any legal proceeding subject to the requirements of Article 699 of the VSCA and to a determination that the facts then known to those making the determination would not preclude indemnification.  The articles of incorporation in effect as of the date of this registration statement of the Class II Virginia Corporation Registrants also provide that, in any proceeding brought by or in the right of any of the Class II Virginia Corporation Registrants or by or on behalf of their shareholders, directors or officers of Class II Virginia Corporation Registrants are not liable in any monetary amount for damages arising out of or resulting from a single transaction, occurrence or course of conduct, unless (i) the officer or director engaged in willful misconduct or a knowing violation of the criminal law or of any federal or state securities law, or (ii) a court of competent jurisdiction adjudged that officer or director liable on the basis of improperly receiving a personal benefit.  The rights of indemnification provided under the articles of incorporation of the Class II Virginia Corporation Registrants in effect as of the date of this registration statement are not exclusive of any other right to which any person may be entitled, including any right under policies of insurance.

We maintain insurance on behalf of the directors and officers of the Virginia Corporation Registrants insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

Virginia Limited Liability Companies

Black Dog Coal, LLC, Black Mountain Resources LLC, Buchanan Energy Company, LLC, Cave Spur LLC, Cloverlick Coal Company LLC, Cloverlick Management LLC, Dorchester Associates LLC, En Route LLC, Harlan Reclamation Services LLC, High Splint Coal LLC, JST Resources LLC, Maggard Branch Coal LLC, Meadow Branch Coal LLC, Nine Mile Spur LLC, Panther Mining LLC, Resource Development LLC, Resource Land

Company LLC, Roda Resources LLC and Stillhouse Mining LLC (the “Virginia LLC Registrants”) are LLCs organized under the laws of the commonwealth of Virginia.

Section 13.1-1025 of the Virginia Limited Liability Company Act, or the VLLCA, provides that in any proceeding brought by or in the right of a Virginia LLC or brought by or on behalf of members of the LLC, the damages assessed against a manager or member arising out of a single transaction, occurrence or course of conduct shall not exceed the lesser of: (i) the monetary amount, including the elimination of liability, specified in writing in the articles of organization or LLC Agreement as a limitation on or elimination of the liability of the manager or member; or (ii) the greater of (a) $100,000 or (b) the amount of cash compensation received by the manager or member from the LLC during the twelve months immediately preceding the act or omission for which liability was imposed.

Pursuant to the LLC Agreements of Black Dog Coal, LLC and Buchanan Energy Company, LLC in effect as of the date of this registration statement:

•
the LLC must indemnify to the fullest extent permitted by the VLLCA each of its managers and officers made or threatened to be made a party to any action, suit or proceeding, against any personal loss, liability or damage incurred as a result of any act or omission that the person believes in good faith to be within the scope of authority conferred by the LLC Agreement, except for willful misconduct or gross negligence; and

•
the liability of the LLC’s managers and officers to the LLC or its members for monetary damages or losses sustained or liabilities incurred as a result of any act or omission constituting a breach of such person’s fiduciary duty is eliminated, in the case of Buchanan Energy Company, LLC, to the fullest extent permitted by the VLLCA, and, in the case of Black Dog Coal, LLC, in all cases other than: (i) a breach of such person's duty of loyalty to the LLC or its members; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (iii) any transaction from which the person derived an improper personal benefit.

The LLC Agreement for Black Dog Coal, LLC also requires Black Dog Coal, LLC to pay in advance legal and other expenses and attorneys’ fees reasonably incurred by its managers and officers in connection with any claim or liability indemnified by the LLC.

Pursuant to the LLC Agreements of Black Mountain Resources LLC, Cave Spur LLC, Cloverlick Coal Company LLC, Cloverlick Management LLC, Dorchester Associates LLC, En Route LLC, Harlan Reclamation Services LLC, High Splint Coal LLC, JST Resources LLC, Maggard Branch Coal LLC, Meadow Branch Coal LLC, Nine Mile Spur LLC, Panther Mining LLC, Resource Development LLC, Resource Land Company LLC, Roda Resources LLC and Stillhouse Mining LLC in effect as of the date of this registration statement:

•
the LLC must indemnify reasonable expenses of its members, managers and officers made or threatened to be made a party to any action, suit or proceeding, incurred in connection with such proceeding, except for willful misconduct, knowing violation of the criminal law or knowingly exceeding the authority granted in the LLC Agreement;

•
subject to receiving a written undertaking from its managers and officers to repay any amounts advanced if it is ultimately determined that they are not entitled to indemnification, the LLC must pay in advance or reimburse reasonable expenses (including attorneys’ fees) incurred by its managers and officers in connection with any claim or liability indemnified by the LLC, unless the member determines that the manager or officer is not entitled to be indemnified under the terms of the LLC Agreement; and

•	managers and officers will not be entitled to indemnification to the extent such managers and officers are entitled to indemnification by another person or entity, including an insurer.

We maintain insurance on behalf of the managers and officers of each of the Virginia LLC Registrants insuring them against claims asserted against them in their capacities as managers or officers or arising out of such status.

West Virginia Corporations

A.T. Massey Coal Company, Inc., Alex Energy, Inc., Alpha Appalachia Services, Inc., Aracoma Coal Company, Inc., Bandmill Coal Corporation, Bandytown Coal Company, Barnabus Land Company, Belfry Coal Corporation, Ben Creek Coal Company, Big Bear Mining Company, Black King Mine Development Co., Boone East Development Co., Boone Energy Company, Boone West Development Co., Central West Virginia Energy

Company, Ceres Land Company, Clear Fork Coal Company, Crystal Fuels Company, Dehue Coal Company, Delbarton Mining Company, Demeter Land Company, Douglas Pocahontas Coal Corporation, Duchess Coal Company, Eagle Energy, Inc., Elk Run Coal Company, Inc., Energy Development Corporation, Foglesong Energy Company, Goals Coal Company, Green Valley Coal Company, Hazy Ridge Coal Company, Highland Mining Company, Independence Coal Company, Inc., Jacks Branch Coal Company, Kanawha Energy Company, Kingston Mining, Inc., Kingston Processing, Inc., Laxare, Inc., Logan County Mine Services, Inc., Lynn Branch Coal Company, Inc., Marfork Coal Company, Inc., New Market Land Company, New River Energy Corporation, Nicco Corporation, Nicewonder Contracting, Inc., Nicholas Energy Company, Odell Processing Inc., Omar Mining Company, Paynter Branch Mining, Inc., Peerless Eagle Coal Co., Performance Coal Company, Pioneer Fuel Corporation, Pioneer Mining, Inc., Power Mountain Coal Company, Rawl Sales & Processing Co., Red Ash Sales Company, Inc., Riverton Coal Sales, Inc., Robinson-Phillips Coal Company, Ruhrkohle Trading Corporation, Rum Creek Coal Sales, Inc., Russell Fork Coal Company, Shannon-Pocahontas Coal Corporation, Shenandoah Capital Management Corp., Simmons Fork Mining, Inc., Solomons Mining Company, Spartan Mining Company, Stirrat Coal Company, Support Mining Company, Sycamore Fuels, Inc., Talon Loadout Company, Town Creek Coal Company, Twin Star Mining, Inc., White Buck Coal Company, White Flame Energy, Inc., Williams Mountain Coal Company and Wyomac Coal Company, Inc. (the “West Virginia Corporation Registrants”) are incorporated under the laws of the state of West Virginia.

Section 2-202 of the West Virginia Business Corporation Act, or the WVBCA, permits a West Virginia corporation to include in its articles of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, other than (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under section eight hundred thirty-three, article eight of this chapter for unlawful distributions; or (iv) for any transaction from which the director derived an improper personal benefit

Section 8-831 of the WVBCA provides that a director is not liable to the corporation or its shareholders for any decision to take or not to take action, or any failure to take any action, as a director, unless the party asserting liability in a proceeding establishes that the challenged conduct consisted or was the result of: (i) action not in good faith, (ii) a decision which the director did not reasonably believe to be in the best interests of the corporation or as to which the director was not informed to an extent the director reasonably believed appropriate in the circumstances, (iii) lack of objectivity due to the director’s familial, financial or business relationship with, or a lack of independence due to the director's domination or control by, another person having a material interest in the challenged conduct: (a) which relationship or which domination or control could reasonably be expected to have affected the director's judgment respecting the challenged conduct in a manner adverse to the corporation; and (b) after a reasonable expectation has been established, the director does not establish that the challenged conduct was reasonably believed by the director to be in the best interests of the corporation, (iv) a sustained failure of the director to devote attention to ongoing oversight of the business and affairs of the corporation, or a failure to devote timely attention, by making or causing to be made appropriate inquiry when particular facts and circumstances of significant concern materialize that would alert a reasonably attentive director to the need for inquiry, or (v) receipt of a financial benefit to which the director was not entitled or any other breach of the director's duties to deal fairly with the corporation and its shareholders that is actionable under applicable law.

Sections 8-851 and 8-856 of the WVBCA provide that a corporation may indemnify any director or officer against liability in an action arising from his role as a director or officer of the company (other than in an action by or in the right of the corporation) if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, or, in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. A corporation may not indemnify a director or officer in connection with a proceeding by or in the right of the corporation except for reasonable expenses incurred in connection with the proceeding if the director or officer has met the aforementioned standards of conduct. Absent a court order, a director or officer may not be indemnified if they are found to have received a financial benefit to which they were not entitled or, with respect to officers only, if they are found liable based on conduct constituting an intentional infliction of harm on the corporation or the shareholders or an intentional violation of criminal law.  Under Sections 8-852 and 8-856 of the WVBCA, a corporation must indemnify its directors and officers who are wholly successful on the merits in an action arising from their role as an officer or director of the company against reasonable expenses incurred in such action.

The bylaws of Nicewonder Contracting, Inc., Pioneer Fuel Corporation, Twin Star Mining, Inc. and White Flame Energy, Inc. in effect as of the date of this registration statement generally require the corporation to indemnify its directors and officers to the fullest extent authorized by the WVBCA.

The bylaws of Red Ash Sales Company, Inc. and Ruhrkohle Trading Corporation in effect as of the date of this registration statement generally require the corporation to indemnify its directors and officers to the fullest extent authorized by the WVBCA, and provide that the rights of indemnification thereunder are not exclusive of other rights.

The bylaws of Energy Development Corporation in effect as of the date of this registration statement: (i) generally require the corporation to indemnify its directors and officers to the fullest extent authorized by the WVBCA, (ii) require the corporation to advance expenses incurred by its directors and officers prior to final disposition of any legal proceeding upon receipt of an undertaking to repay all amounts advanced by the corporation if it is determined that the director or officer was not entitled to indemnification and (iii) provide that the rights of indemnification thereunder are not exclusive of other rights under any law, agreement, vote of stockholders or disinterested directors or otherwise.

The articles of incorporation of A.T. Massey Coal Company, Inc., Alex Energy, Inc., Alpha Appalachia Services, Inc., Aracoma Coal Company, Inc., Bandmill Coal Corporation, Bandytown Coal Company, Barnabus Land Company, Boone East Development Co., Boone Energy Company, Boone West Development Co., Central West Virginia Energy Company, Ceres Land Company, Clear Fork Coal Company, Crystal Fuels Company, Dehue Coal Company, Delbarton Mining Company, Demeter Land Company, Duchess Coal Company, Eagle Energy, Inc., Goals Coal Company, Green Valley Coal Company, Hazy Ridge Coal Company, Highland Mining Company, Jacks Branch Coal Company, Kanawha Energy Company, Logan County Mine Services, Inc., Lynn Branch Coal Company, Inc., Marfork Coal Company, Inc., New Market Land Company, New River Energy Corporation, Nicholas Energy Company, Performance Coal Company, Power Mountain Coal Company, Rum Creek Coal Sales, Inc., Shenandoah Capital Management Corp., Simmons Fork Mining, Inc., Spartan Mining Company, Stirrat Coal Company, Support Mining Company, Sycamore Fuels, Inc., Twin Star Mining, Inc., White Buck Coal Company, White Flame Energy, Inc. and Williams Mountain Coal Company in effect as of the date of this registration statement: (i) require the corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid  in settlement actually and reasonably incurred in connection with any action, suit or proceeding, by reason of being or having been a director or officer of the corporation, provided they acted in good faith in a manner reasonably believed to in, or not opposed to, the best interests of the corporation and, in any criminal action, that they had no reasonable cause to believe their conduct was unlawful and (ii) provide that the rights of indemnification thereunder are not exclusive of other rights provided by law.  None of the corporations listed in the previous sentence may indemnify a person finally adjudged to be liable for gross negligence or willful misconduct in the performance of his duty to the corporation unless the court in which the action or suit is brought determines that the person is fairly and reasonably entitled to indemnification.

The bylaws of Solomons Mining Company in effect as of the date of this registration statement: (i) permit the corporation’s board of directors to indemnify its directors and officers against liability and reasonable expense incurred in connection with any claim, action, suit or proceeding, by reason of being or having been a director or officer of the corporation, provided they acted in good faith in what they reasonably believed to in the best interests of the corporation and, in any criminal action, had not reasonable cause to believe their conduct was unlawful, (ii) require the corporation to indemnify its directors and officers in case they are wholly successful on the merits or otherwise in connection with any indemnifiable claim, (iii) permit the corporation to advance expenses to its directors and officers upon receipt of an undertaking to repay amounts paid by the corporation if it is determined they were not entitled to indemnification and (iv) provide that the rights of indemnification thereunder are not exclusive of other rights under any contract, vote of disinterested stockholders or directors or otherwise or as a matter of law.

The bylaws of Laxare, Inc. in effect as of the date of this registration statement generally require the corporation to indemnify its directors and officers to the fullest extent authorized by the WVBCA.  Laxare, Inc.’s bylaws: (i) permit the corporation’s board of directors to indemnify its directors and officers against liability and reasonable expense incurred in connection with any claim, action, suit or proceeding, by reason of being or having been a director or officer of the corporation, provided they did not breach the duty of loyalty to the corporation or its stockholders, perform acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, engage in any transaction from which they derived an improper personal benefit or as otherwise provided by the WVBCA, (ii) permit the corporation to advance expenses to its directors and officers upon receipt of an undertaking to repay amounts paid by the corporation if it is determined they were not entitled to indemnification, (iii) provide that, if an indemnification claim is not paid in full by the corporation within thirty days after the claim was received, the claimant may bring suit against the corporation to recover the unpaid amount of the claim and also the expense of prosecuting such claim and (iv) provide that the rights of indemnification thereunder are not exclusive of other rights under any contract, vote of disinterested stockholders or directors or otherwise or as a matter of law.

The bylaws of Town Creek Coal Company in effect as of the date of this registration statement require the corporation to indemnify any person who is a director, officer or employee of Town Creek Coal Company or any other corporation at the request of Town Creek Coal Company against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of an action, suit or proceeding, or in connection with any appeal, brought against that person because he or she holds or held that position.  Town Creek Coal Company is not obligated to indemnify persons judged liable for negligence or misconduct in the performance of his duties.  In the case of a criminal action, suit or proceeding, a conviction or judgment will not be deemed an adjudication that the director, officer or employee is liable for negligence or misconduct in the performance of his duties, if that director, officer or employee was acting in good faith in what he considered to be the, best interests of Town Creek Coal Company and with no reasonable cause to believe that the action was illegal.

The articles of incorporation and the bylaws of Belfry Coal Corporation, Ben Creek Coal Company, Big Bear Mining Company, Black King Mine Development Co., Douglas Pocahontas Coal Corporation, Elk Run Coal Company, Inc., Fogelsong Energy Company, Independence Coal Company, Inc., Kingston Mining, Inc., Kingston Processing, Inc., Nicco Corporation, Odell Processing Inc., Omar Mining Company, Paynter Branch Mining, Inc., Peerless Eagle Coal Co., Pioneer Mining, Inc., Rawl Sales & Processing Co., Riverton Coal Sales, Inc., Robinson-Phillips Coal Company, Russell Fork Coal Company, Shannon-Pocahontas Coal Corporation, Talon Loadout Company and Wyomac Coal Company, Inc. in effect as of the date of this registration statement do not provide for indemnification of their directors or officers.

The WVBCA provides that the indemnification provided thereunder is not exclusive of indemnification provided pursuant to the corporation’s articles of incorporation or bylaws or in a resolution adopted or a contract approved by its board of directors or shareholders.

We maintain insurance on behalf of the directors and officers of the West Virginia Corporation Registrants insuring them against claims asserted against them in their capacities as directors or officers or arising out of such status.

West Virginia Limited Liability Companies

Herndon Processing Company, LLC, Kepler Processing Company, LLC, Litwar Processing Company, LLC, Riverside Energy Company, LLC and Tucson Limited Liability Company (the “West Virginia LLC Registrants”), are LLCs organized under the laws of the state of West Virginia.

Pursuant to Section 4-409 of the West Virginia Uniform Limited Liability Company Act, or the WVLLCA, managers of West Virginia LLCs, including members of member-managed West Virginia LLCs, owe the following fiduciary duties to the LLC and its members:

•
the duty of loyalty: (i) to account to the LLC and to hold as trustee for it any property, profit or benefit derived by the manager (or member in a member-managed LLC) in the conduct or winding up of the LLC’s business or derived from a use by the manager (or member in a member-managed LLC) of the LLC’s property, including the appropriation of the LLC’s opportunity, (ii) to refrain from dealing with the LLC in the conduct or winding up of the LLC’s business as or on behalf of a party having an interest adverse to the LLC and (iii) to refrain from competing with the LLC in the conduct of the LLC’s business before the dissolution of the LLC; and

•	the duty of care in the conduct of and winding up of the LLC’s business to refrain from engaging in grossly negligent or reckless conduct, intentional misconduct or a knowing violation of law.

In addition, managers of West Virginia LLCs, including members of member-managed West Virginia LLCs, are required to discharge the above-described fiduciary duties to the LLC and its members as well as any duties under the operating agreement and to exercise any rights consistently with the obligation of good faith and fair dealing.

Pursuant to Section 1-103 of the WVLLCA, the LLC Agreement of a West Virginia LLC may not:

•
eliminate the duty of loyalty prescribed under the WVLLCA, although the LLC Agreement may (i) identify specific types or categories of activities that do not violate the duty of loyalty, if not manifestly unreasonable, and (ii) specify the number or percentage of members or disinterested managers that may authorize or ratify, after full disclosure of all material facts, a specific act or transaction that otherwise would violate the duty of loyalty;

•	unreasonably reduce the duty of care prescribed under the WVLLCA; or

•
eliminate the obligation of good faith and fair dealing prescribed under the WVLLCA, although the LLC Agreement may determine the standards by which the performance of the obligation is to be measured, if the standards are not manifestly unreasonable.

The LLC Agreements of each of the West Virginia LLC Registrants, other than Tucson Limited Liability Company, in effect as of the date of this registration statement provide that:

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the LLC must indemnify to the fullest extent permitted by the WVLLCA each of its managers and officers made or threatened to be made a party to any action, suit or proceeding, against any personal loss, liability or damage incurred as a result of any act or omission that the person believes in good faith to be within the scope of authority conferred by the LLC Agreement, except for willful misconduct or gross negligence; and

•
the liability of the LLC’s managers and officers for monetary damages or losses sustained or liabilities incurred as a result of any act or omission constituting a breach of such person’s fiduciary duty is eliminated, except for: (i) a breach of such person’s duty of loyalty or duty of care to the LLC or its members; (ii) acts or omissions not consistent with the person’s obligation of good faith and fair dealing and which involve intentional misconduct or a knowing violation of law; or (iii) any transaction from which the person derived an improper personal benefit.

The LLC Agreement of Tucson Limited Liability Company in effect as of the date of this registration statement provides that:

•
Tucson Limited Liability Company must indemnify each of its managers and officers from any loss or damage incurred by reason of any act or omission performed or omitted in good faith on behalf of Tucson Limited Liability Company and in a manner reasonably believed by him to be within the scope of authority conferred by the LLC Agreement, except for willful misconduct, gross negligence or breach of fiduciary duty; and

•	any act or omission performed or omitted in good faith on advice of counsel to Tucson Limited Liability Company shall be conclusively deemed to have been performed or omitted in good faith.

We maintain insurance on behalf of the managers and officers of the West Virginia LLC Registrants insuring them against claims asserted against them in their capacities as managers or officers or arising out of such status.

West Virginia General Partnership

Shannon-Pocahontas Mining Company is a general partnership under the laws of the state of West Virginia.

Section 47B-4-1(c) of the West Virginia Uniform Partnership Act, or the WVUPA, provides that a partnership shall reimburse a partner for payments made and indemnify a partner for liabilities incurred by the partner in the ordinary course of the business of the partnership or for the preservation of its business or property.

Section 47B-4-4 of the WVUPA limits the statutory duties that partners owe to the partnership and the other partners to the following:

•
the duty of loyalty: (1) to account to the partnership and hold as trustee for it any property, profit or benefit derived by the partner in the conduct and winding up of the partnership business or derived from a use by the partner of partnership property, including the appropriation of a partnership opportunity; (2) to refrain from dealing with the partnership in the conduct or winding up of the partnership business as or on behalf of a party having an interest adverse to the partnership; and (3) to refrain from competing with the partnership in the conduct of the partnership business before the dissolution of the partnership; and

•
the duty of care to the partnership and the other partners in the conduct and winding up of the partnership business, which is limited to a duty to refrain from engaging in grossly negligent or reckless conduct, intentional misconduct, or a knowing violation of law.

Section 47B-7-1(d) provides that a partnership shall indemnify a dissociated partner whose interest is being purchased against all partnership liabilities, whether incurred before or after the dissociation, except certain liabilities incurred by an act of the dissociated partner following disassociation.

The partnership agreement of Shannon-Pocahontas Mining Company provides that each partner shall indemnify and save harmless the partnership and the other partners from all liabilities, claims, damages and expenses (including attorneys’ fees) resulting from a breach by the indemnifying partner of the provisions of the agreement and from negligence or willful misconduct of the indemnifying partner in connection with the transactions contemplated by the agreement.  The agreement does not provide for indemnification for officers or members of the management committee of Shannon-Pocahontas Mining Company; however, the bylaws of Alpha Natural Resources, Inc. require Alpha Natural Resources, Inc. to indemnify persons serving as officers or directors of other entities at the request of Alpha Natural Resources, Inc., to the same extent as Alpha Natural Resources, Inc. indemnifies persons serving as officers or directors of Alpha Natural Resources, Inc.

We maintain insurance on behalf of the members of the management committee and officers of Shannon-Pocahontas Mining Company insuring them against claims asserted against them in those capacities or arising out of such status.

Indemnification Policies

The management of each registrant other than Alpha Natural Resources, Inc. has adopted a Policy Regarding Indemnification of Employees, pursuant to which the applicable registrant (i) shall indemnify all current and former employees of the registrant, which in the case of certain registrants may include some or all of its managers, directors and officers, who was or is a party or is threatened to be made a party to an action, suit or proceeding (other than an action by or in the right of the registrant) with respect to his or her employment by or services rendered to the registrant, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by the employee in connection with the action, suit or proceeding, if the employee acted in good faith and in a manner that the employee reasonably believed to be in or not opposed to the best interests of the registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful, and (ii) may advance to its employees expenses actually and reasonably incurred in defending any indemnifiable action, suit or proceeding upon such terms and conditions as the President of the applicable registrant deems appropriate. Indemnification and advancement of expenses under this policy for employees of registrants who first became direct or indirect subsidiaries of Alpha Natural Resources, Inc. as a result of the merger of Mountain Merger Sub, Inc. with and into Massey Energy Company (now named Alpha Appalachia Holdings, Inc.) on June 1, 2011 (the “Merger”), is limited to claims and legal proceedings arising from actions taken or not taken by such employees after the effective time of the Merger.

Item 16.  EXHIBITS.

A list of exhibits filed with the registration statement on Form S-3 is set forth in the Exhibit Index and is incorporated into this Item 16 by reference.

Item 17.  UNDERTAKINGS.

The undersigned registrant hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that the undertakings set forth in paragraphs (i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(A) each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) that, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6) that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ALPHA NATURAL RESOURCES, INC.

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Executive Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	Chief Executive Officer and Director
Kevin S. Crutchfield *	(Principal Executive Officer) Executive Vice President, Chief Financial Officer,
Frank J. Wood *	Treasurer and Assistant Secretary (Principal Financial and Accounting Officer)
William J. Crowley *	Director
E. Linn Draper, Jr. *	Director
Glenn A. Eisenberg *	Director
P. Michael Giftos *	Director
Michael J. Quillen *	Chairman and Director
Joel Richards III *	Director
James F. Roberts *	Director
Ted G. Wood	Director

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

A.T. MASSEY COAL COMPANY, INC.

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of A.T. Massey Coal Company, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Charles I. Bearse, III	President and Director
Charles I. Bearse, III /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ALEX ENERGY, INC.
GREEN VALLEY COAL COMPANY
HAZY RIDGE COAL COMPANY
NICHOLAS ENERGY COMPANY
PEERLESS EAGLE COAL CO.
WHITE BUCK COAL COMPANY

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of each of Alex Energy, Inc., Green Valley Coal Company, Hazy Ridge Coal Company, Nicholas Energy Company, White Buck Coal Company and Peerless Eagle Coal Co., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ S. Craig Boggs	President and Director
S. Craig Boggs /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ALLIANCE COAL CORPORATION
ALPHA EUROPEAN SALES, INC.
APPALACHIA COAL SALES COMPANY, INC.
CENTRAL PENN ENERGY COMPANY, INC.
CENTRAL WEST VIRGINIA ENERGY COMPANY

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of each of Alliance Coal Corporation, Alpha European Sales, Inc., Appalachia Coal Sales Company, Inc., Central Penn Energy Company, Inc. and Central West Virginia Energy Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Paul H. Vining	President and Director
Paul H. Vining /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ALPHA AMERICAN COAL COMPANY, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Manager
Kevin S. Crutchfield *	(Principal Executive Officer) Vice President
Frank J. Wood	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ALPHA AMERICAN COAL HOLDING, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Manager
Kevin S. Crutchfield *	(Principal Executive Officer) Senior Vice President and Chief Financial Officer
Frank J. Wood	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ALPHA APPALACHIA HOLDINGS, INC.

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Executive Vice President, General
Counsel and Secretary

We, the undersigned officers and director of Alpha Appalachia Holdings, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Kevin S. Crutchfield	Chief Executive Officer and Director
Kevin S. Crutchfield /s/ Frank J. Wood	(Principal Executive Officer) Executive Vice President and Chief Financial Officer
Frank J. Wood	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ALPHA APPALACHIA SERVICES, INC.
ELK RUN COAL COMPANY, INC.
FOGLESONG ENERGY COMPANY
NEW RIVER ENERGY CORPORATION

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of each of Alpha Appalachia Services, Inc., Elk Run Coal Company, Inc., Foglesong Energy Company and New River Energy Corporation, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Kurt D. Kost	President and Director
Kurt D. Kost /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ALPHA AUSTRALIA, LLC
ALPHA AUSTRALIA SERVICES, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President

I, the undersigned officer of each of Alpha Australia, LLC and Alpha Australia Services, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Manager
Brian D. Sullivan /s/ Peter Zachert	(Principal Executive Officer) Chief Financial Officer and Secretary
Peter Zachert	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ALPHA COAL RESOURCES COMPANY, LLC
FREEPORT RESOURCES COMPANY, LLC
PENNSYLVANIA LAND HOLDINGS COMPANY, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of each of Alpha Coal Resources Company, LLC, Freeport Resources Company, LLC and Pennsylvania Land Holdings Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Director
Samuel L. Cario /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ALPHA COAL SALES CO., LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of Alpha Coal Sales Co., LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Director
A. Scott Pack, Jr. /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ALPHA COAL WEST, INC.

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of Alpha Coal West, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President
Steven Y. Rennell /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole *	(Principal Financial and Accounting Officer)
Kevin S. Crutchfield	Director
*
Frank J. Wood	Vice President and Director

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ALPHA SHIPPING AND CHARTERING, LLC
ALPHA TERMINAL COMPANY, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and manager of each of Alpha Shipping and Chartering, LLC, and Alpha Terminal Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Paul H. Vining	President and Manager
Paul H. Vining /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ALPHA ENERGY SALES, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and manager of Alpha Energy Sales, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President
A. Scott Pack, Jr. /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)
/s/ Paul H. Vining
Paul H. Vining	Manager

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ALPHA GAS AND OIL COMPANY

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of Alpha Gas and Oil Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Samuel L. Cario	President and Director
Samuel L. Cario /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ALPHA INDIA, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of Alpha India, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Manager
Suresh S. Iyer /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ALPHA LAND AND RESERVES, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	President, Manager and Secretary

I, the undersigned officer of Alpha Land and Reserves, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President, Manager and Secretary
Vaughn R. Groves /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ALPHA MIDWEST HOLDING COMPANY
DELTA MINE HOLDING COMPANY
MAPLE MEADOW MINING COMPANY
PLATEAU MINING CORPORATION
WARRICK HOLDING COMPANY

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of each of Alpha Midwest Holding Company, Delta Mine Holding Company, Maple Meadow Mining Company, Plateau Mining Corporation, and Warrick Holding Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President
James J. Bryja /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole *	(Principal Financial and Accounting Officer)
Kurt D. Kost	Director
*
Frank J. Wood	Vice President and Director

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ALPHA NATURAL RESOURCES, LLC
ALPHA NATURAL RESOURCES SERVICES, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Executive Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	Chief Executive Officer and Manager
Kevin S. Crutchfield *	(Principal Executive Officer) Executive Vice President and Chief Financial Officer
Frank J. Wood	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ALPHA NATURAL RESOURCES INTERNATIONAL, LLC
ALPHA SUB ONE, LLC
ALPHA SUB TWO, LLC
ALPHA SUB THREE, LLC
ALPHA SUB FOUR, LLC
ALPHA SUB FIVE, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	President, Manager and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President, Manager and Secretary
Vaughn R. Groves *	(Principal Executive Officer) Chief Financial Officer
Frank J. Wood	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ALPHA PA COAL TERMINAL, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of Alpha PA Coal Terminal, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Manager
William D. Clay /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ALPHA WYOMING LAND COMPANY, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of Alpha Wyoming Land Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President
James J. Bryja /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole *	(Principal Financial and Accounting Officer)
Kevin S. Crutchfield	Manager
*
Frank J. Wood	Manager and Vice President

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

AMFIRE, LLC
AMFIRE HOLDINGS, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of each of AMFIRE, LLC and AMFIRE Holdings, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Manager
Eddie W. Neely /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

AMFIRE MINING COMPANY, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of AMFIRE Mining Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Manager
Peter V. Merritts /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

AMFIRE WV, L.P.
By: AMFIRE Holdings, LLC,
its General Partner

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of AMFIRE Holdings, LLC, the general partner of AMFIRE WV, L.P., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Manager
Eddie W. Neely /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

APPALACHIA HOLDING COMPANY

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of Appalachia Holding Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Kevin S. Crutchfield	President
Kevin S. Crutchfield /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole /s/ Kevin S. Crutchfield	(Principal Financial and Accounting Officer)
Kevin S. Crutchfield	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ARACOMA COAL COMPANY, INC.
DELBARTON MINING COMPANY
HIGHLAND MINING COMPANY
LOGAN COUNTY MINE SERVICES, INC.

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of each of Aracoma Coal Company, Inc., Delbarton Mining Company, Highland Mining Company and Logan County Mine Services, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Jeffery A. Ellis	President and Director
Jeffery A. Ellis /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

AXIOM EXCAVATING AND GRADING SERVICES, LLC
ENTERPRISE LAND AND RESERVES, LLC
PARAMONT COAL COMPANY VIRGINIA, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of each of Axiom Excavating and Grading Services, LLC, Enterprise Land and Reserves, LLC and Paramont Coal Company Virginia, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Manager
Ronald B. Hall /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

BANDMILL COAL CORPORATION

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of Bandmill Coal Corporation, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Michael S. Damous	President
Michael S. Damous /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole /s/ Jeffery A. Ellis	(Principal Financial and Accounting Officer)
Jeffery A. Ellis	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

BANDYTOWN COAL COMPANY

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of Bandytown Coal Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Randall Sheets	President
Randall Sheets /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole /s/ William A. Dupree, Jr.	(Principal Financial and Accounting Officer)
William A. Dupree, Jr.	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

BARBARA HOLDINGS INC.
RED ASH SALES COMPANY, INC.

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Director
Mark G. Schuerger *	(Principal Executive Officer) Controller and Assistant Secretary
Roy E. West *	(Principal Financial and Accounting Officer)
Kurt D. Kost	Director

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

SUBSIDIARY REGISTRANTS
(as listed on Schedule I hereto)

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director or manager of each of the Subsidiary Registrants listed on Schedule I hereto, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ W. John Borla	President and Director/Manager
W. John Borla /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

SUBSIDIARY REGISTRANTS
(as listed on Schedule II hereto)

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of each of the Subsidiary Registrants listed on Schedule II hereto, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ William A. Dupree, Jr.	President and Director
William A. Dupree, Jr. /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

BIG BEAR MINING COMPANY

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of Big Bear Mining Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Mark A. Weaver	President and Director
Mark A. Weaver /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

SUBSIDIARY REGISTRANTS
(as listed on Schedule III hereto)

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director or manager of each of the Subsidiary Registrants listed on Schedule III hereto, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Ronald B. Hall	President and Director/Manager
Ronald B. Hall /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

BLACK DOG COAL, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of Black Dog Coal, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President
Michael W. Clark /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole *	(Principal Financial and Accounting Officer)
Ronald B. Hall	Manager

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

BLACK MOUNTAIN RESOURCES LLC
CAVE SPUR COAL LLC
CLOVERLICK COAL COMPANY LLC
CLOVERLICK MANAGEMENT LLC
HARLAN RECLAMATION SERVICES LLC
HIGH SPLINT COAL LLC
JST RESOURCES LLC
PANTHER MINING LLC
STILLHOUSE MINING LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and manager of each of Black Mountain Resources LLC, Cave Spur Coal LLC, Cloverlick Coal Company LLC, Cloverlick Management LLC, Harlan Reclamation Services LLC, High Splint Coal LLC, JST Resources LLC, Panther Mining LLC and Stillhouse Mining LLC hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Richard L. Craig	President and Manager
Richard L. Craig /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

BOONE ENERGY COMPANY
JOBONER COAL COMPANY
MARFORK COAL COMPANY, INC.
PERFORMANCE COAL COMPANY
SPARTAN MINING COMPANY

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of each of Boone Energy Company, Joboner Coal Company, Marfork Coal Company, Inc., Performance Coal Company and Spartan Mining Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Charles I. Bearse, III	President and Director
Charles I. Bearse, III /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

BUCHANAN ENERGY COMPANY, LLC
CALLAWAY LAND AND RESERVES, LLC
COBRA NATURAL RESOURCES, LLC
KINGWOOD MINING COMPANY, LLC
PREMIUM ENERGY, LLC
RIVERSIDE ENERGY COMPANY, LLC
VIRGINIA ENERGY COMPANY, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of each of Buchanan Energy Company, LLC, Callaway Land and Reserves, LLC, Cobra Natural Resources, LLC, Kingwood Mining Company, LLC, Premium Energy, LLC, Riverside Energy, LLC and Virginia Energy Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Manager
Frank J. Matras /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

BROOKS RUN MINING COMPANY, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and manager of Brooks Run Mining Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Michael K. Snelling	President and Manager
Michael K. Snelling /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

BULL MOUNTAIN MINING CORPORATION
CUMBERLAND EQUIPMENT CORPORATION
CUMBERLAND RESOURCES CORPORATION
JST MINING COMPANY

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of each of Bull Mountain Mining Corporation, Cumberland Equipment Corporation, Cumberland Resources Corporation and JST Mining Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Stanley E. Bateman, Jr.	President and Director
Stanley E. Bateman, Jr. /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

CASTLE GATE HOLDING COMPANY

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of Castle Gate Holding Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Chief Executive Officer
James J. Bryja /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole *	(Principal Financial and Accounting Officer)
Kurt D. Kost	Director
*
Frank J. Wood	Vice President and Director

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

COAL GAS RECOVERY, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of Coal Gas Recovery, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President
Samuel L. Cario /s/ James A. Cappucci	(Principal Executive Officer) Controller
James A. Cappucci *	(Principal Financial and Accounting Officer)
Kevin S. Crutchfield	Director
*
Frank J. Wood	Director

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

CORAL ENERGY SERVICES, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of Coral Energy Services, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Manager
David Brett /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

CUMBERLAND COAL RESOURCES, LP
EMERALD COAL RESOURCES, LP
By: Pennsylvania Services Corporation,
its General Partner

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of Pennsylvania Services Corporation, general partner of each of Cumberland Coal Resources, LP and Emerald Coal Resources, LP, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President
Jeffrey M. Kukura /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole *	(Principal Financial and Accounting Officer)
Kevin S. Crutchfield	Director
*
Frank J. Wood	Vice President and Director

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

DEHUE COAL COMPANY
JACKS BRANCH COAL COMPANY
TENNESSEE ENERGY CORP.
WILLIAMS MOUNTAIN COAL COMPANY

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of each of Dehue Coal Company, Jacks Branch Coal Company, Tennessee Energy Corp. and Williams Mountain Coal Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ W. John Borla	President
W. John Borla /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole /s/ William A. Dupree, Jr.	(Principal Financial and Accounting Officer)
William A. Dupree, Jr.	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

DICKENSON-RUSSELL COAL COMPANY, LLC
DICKENSON-RUSSELL LAND AND RESERVES, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and manager of each of Dickenson-Russell Coal Company, LLC and Dickenson-Russell Land and Reserves, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Michael E. Ohlson	President and Manager
Michael E. Ohlson /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

DRY SYSTEMS TECHNOLOGIES, INC.

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of Dry Systems Technologies, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	Chief Executive Officer and President
Ronald D. Eberhart /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole *	(Principal Financial and Accounting Officer)
Kevin S. Crutchfield	Director
*
Frank J. Wood *	Vice President and Director
Michael R. Peelish	Director

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ENTERPRISE MINING COMPANY, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and manager of Enterprise Mining Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Richard L. Craig	President and Manager
Richard L. Craig /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ESPERANZA COAL CO., LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of Esperanza Coal Co., LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Manager
Ronny W. Patrick /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

EAGLE ENERGY, INC.

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of Eagle Energy, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Randall Sheets	President
Randall Sheets /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole /s/ Charles I. Bearse, III	(Principal Financial and Accounting Officer)
Charles I. Bearse, III	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

EN ROUTE LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and manager of En Route LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Eddie W. Neely	President and Manager
Eddie W. Neely /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ENERGY DEVELOPMENT CORPORATION

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of Energy Development Corporation, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Director
Mark G. Schuerger *	(Principal Executive Officer) Director
Roy E. West /s/ G. Scott Cole	Vice President and Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

FOUNDATION MINING, LLC
WABASH MINE HOLDING COMPANY

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of each of Foundation Mining, LLC and Wabash Mine Holding Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President
James J. Bryja /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole *	(Principal Financial and Accounting Officer)
Kevin S. Crutchfield	Director
*
Frank J. Wood	Director

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

FOUNDATION PA COAL COMPANY, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Manager
Jeffrey M. Kukura *	(Principal Executive Officer) Chief Financial Officer and Vice President
Frank J. Wood	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

FOUNDATION ROYALTY COMPANY

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of Foundation Royalty Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President
Samuel L. Cario /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole *	(Principal Financial and Accounting Officer)
Kurt D. Kost	Director
*
Frank J. Wood	Vice President and Director

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

FREEPORT MINING, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of Freeport Mining, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President
Kurt D. Kost /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole *	(Principal Financial and Accounting Officer)
Kevin S. Crutchfield	Director
*
Frank J. Wood	Director

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

GOALS COAL COMPANY

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of Goals Coal Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ John Duffey	President
John Duffey /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole /s/ Charles I. Bearse, III	(Principal Financial and Accounting Officer)
Charles I. Bearse, III	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

HERNDON PROCESSING COMPANY, LLC
KEPLER PROCESSING COMPANY, LLC
MCDOWELL-WYOMING COAL COMPANY, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of each of Herndon Processing Company, LLC, Kepler Processing Company, LLC and McDowell-Wyoming Coal Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Manager
John R. Harsanyi /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

INDEPENDENCE COAL COMPANY, INC.
SHENANDOAH CAPITAL MANAGEMENT CORP.
SUPPORT MINING COMPANY
TALON LOADOUT COMPANY

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and directors of each of Independence Coal Company, Inc., Shenandoah Capital Management Corp., Support Mining Company and Talon Loadout Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Eric D. Salyer	President and Director
Eric D. Salyer /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

JAY CREEK HOLDING, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of Jay Creek Holding, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Manager
Steven Y. Rennell /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

KINGSTON MINING, INC.
KINGSTON PROCESSING, INC.
KINGSTON RESOURCES, INC.

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer and director of each of Kingston Mining, Inc., Kingston Processing, Inc. and Kingston Resources, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Charles I. Bearse, III	President and Director
Charles I. Bearse, III *	(Principal Executive Officer) Controller and Assistant Secretary
Roy E. West *	(Principal Financial and Accounting Officer)
Mark G. Schuerger	Director

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

LAUREL CREEK CO., INC.
NEWEAGLE COAL SALES CORP.

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President
Mark G. Schuerger *	(Principal Executive Officer) Controller and Assistant Secretary
Roy E. West *	(Principal Financial and Accounting Officer)
Kurt D. Kost	Director

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

LITWAR PROCESSING COMPANY, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of Litwar Processing Company, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Manager
William Todd Bowman /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

LONG FORK COAL COMPANY

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of Long Fork Coal Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ David L. Compton	President
David L. Compton /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole /s/ William A. Dupree, Jr.	(Principal Financial and Accounting Officer)
William A. Dupree, Jr.	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

MAGGARD BRANCH COAL LLC
MEADOW BRANCH COAL LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and manager of each of Maggard Branch Coal LLC and Meadow Branch Coal LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Stanley E. Bateman, Jr.	President and Manager
Stanley E. Bateman, Jr. /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

MAXXIM REBUILD CO., LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and manager of Maxxim Rebuild Co., LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President
Anthony W. Keaton /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole /s/ Jeffrey D. Carter	(Principal Financial and Accounting Officer)
Jeffrey D. Carter	Manager

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

MAXXIM SHARED SERVICES, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and manager of Maxxim Shared Services, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Kurt D. Kost	President and Manager
Kurt D. Kost /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

MAXXUM CARBON RESOURCES, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of Maxxum Carbon Resources, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Manager
Randy L. McMillion /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

NEWEAGLE DEVELOPMENT CORP.
NEWEAGLE INDUSTRIES, INC.
NEWEAGLE MINING CORP.
ODELL PROCESSING INC.

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President
Mark G. Schuerger *	(Principal Executive Officer) Controller and Assistant Secretary
Roy E. West *	(Principal Financial and Accounting Officer)
Kevin S. Crutchfield	Director

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

NICEWONDER CONTRACTING, INC.
TWIN STAR MINING, INC.
WHITE FLAME ENERGY, INC.

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of each of Nicewonder Contracting, Inc., Twin Star Mining, Inc. and White Flame Energy, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Director
Frank J. Matras /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

NORTH FORK COAL CORPORATION
WINIFREDE COAL CORPORATION

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of each of North Fork Coal Corporation and Winifrede Coal Corporation, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Richard L. Craig	President and Director
Richard L. Craig /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

OMAR MINING COMPANY

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of Omar Mining Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Gary Bryant	President
Gary Bryant /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole /s/ Eric D. Salyer	(Principal Financial and Accounting Officer)
Eric D. Salyer	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

PALLADIAN LIME, LLC

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of Palladian Lime, LLC, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Manager
David W. Gay /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

PAYNTER BRANCH MINING, INC.
PIONEER MINING, INC.

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Director
Mark A. Weaver *	(Principal Executive Officer) Controller, Assistant Secretary and Director
Roy E. West *	(Principal Financial and Accounting Officer)
Mark G. Schuerger	Director

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

PENNSYLVANIA SERVICES CORPORATION

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of Pennsylvania Services Corporation, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President
Jeffrey M. Kukura /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole *	(Principal Financial and Accounting Officer)
Kevin S. Crutchfield	Director
*
Frank J. Wood	Vice President and Director

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

PIONEER FUEL CORPORATION

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President, Chief Executive Officer and Director
Mark A. Weaver *	(Principal Executive Officer) Controller, Assistant Secretary and Director
Roy E. West *	(Principal Financial and Accounting Officer)
Mark G. Schuerger	Director

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

POWER MOUNTAIN COAL COMPANY

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of Power Mountain Coal Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Darrell S. Williams	President
Darrell S. Williams /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole /s/ S. Craig Boggs	(Principal Financial and Accounting Officer)
S. Craig Boggs	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

RAWL SALES & PROCESSING CO.

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of Rawl Sales & Processing Co., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Clifford Peters	President
Clifford Peters /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole /s/ William A. Dupree, Jr.	(Principal Financial and Accounting Officer)
William A. Dupree, Jr.	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

RIVER PROCESSING CORPORATION

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of River Processing Corporation, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Chief Executive Officer
James J. Bryja /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole *	(Principal Financial and Accounting Officer)
Kevin S. Crutchfield	Director
*
Frank J. Wood	Director

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

RIVEREAGLE CORP.

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President
William D. Clay *	(Principal Executive Officer) Controller and Assistant Secretary
Roy E. West *	(Principal Financial and Accounting Officer)
Kevin S. Crutchfield	Director

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

RIVERTON COAL PRODUCTION INC.

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President
Mark G. Schuerger *	(Principal Executive Officer) Controller and Assistant Secretary
Roy E. West *	(Principal Financial and Accounting Officer)
Kevin S. Crutchfield	Director
*
Frank J. Wood	Director

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

RIVERTON COAL SALES, INC.

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Director
Mark G. Schuerger *	(Principal Executive Officer) Controller and Assistant Secretary
Roy E. West	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

ROCKSPRING DEVELOPMENT, INC.

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President
Jeffery A. Ellis *	(Principal Executive Officer) Controller and Assistant Secretary
Roy E. West *	(Principal Financial and Accounting Officer)
Kevin S. Crutchfield	Director

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

RUHRKOHLE TRADING CORPORATION

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Director
Kurt D. Kost *	(Principal Executive Officer) Controller, Assistant Secretary and Director
Roy E. West	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

RUM CREEK COAL SALES, INC.

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of Rum Creek Coal Sales, Inc., hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Paul Dempsey	President
Paul Dempsey /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole /s/ William A. Dupree, Jr.	(Principal Financial and Accounting Officer)
William A. Dupree, Jr.	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

SC COAL CORPORATION

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of SC Coal Corporation, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Frank J. Wood	President and Director
Frank J. Wood /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

SHANNON-POCAHONTAS MINING COMPANY

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and member of the management committee (equivalent of board of directors) of Shannon-Pocahontas Mining Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ William A. Dupree, Jr.	President and Member of Management Committee
William A. Dupree, Jr. /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

SIMMONS FORK MINING, INC.

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Director
Mark A. Weaver *	(Principal Executive Officer) Controller, Assistant Secretary and Director
Roy E. West	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

SOLOMONS MINING COMPANY

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

I, the undersigned officer of Solomons Mining Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for me and in my name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
*	President and Director
Ronald B. Hall /s/ G. Scott Cole	(Principal Executive Officer) Treasurer
G. Scott Cole	(Principal Financial and Accounting Officer)

*By:	/s/ Vaughn R. Groves
Vaughn R. Groves Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Abingdon, State of Virginia, on June 30, 2011.

STIRRAT COAL COMPANY

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Vice President and Secretary

We, the undersigned officers and director of Stirrat Coal Company, hereby severally constitute and appoint Frank J. Wood and Vaughn R. Groves, and each of them acting alone, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 30, 2011.

Signature	Title
/s/ Willis Chafin	President
Willis Chafin /s/ G. Scott Cole	(Principal Executive Officer) Vice President and Treasurer
G. Scott Cole /s/ Frank J. Matras	(Principal Financial and Accounting Officer)
Frank J. Matras	Director

Schedule I of Subsidiary Registrants

BARNABUS LAND COMPANY
BELFRY COAL CORPORATION
BLACK KING MINE DEVELOPMENT CO.
BOONE EAST DEVELOPMENT CO.
BOONE WEST DEVELOPMENT CO.
CERES LAND COMPANY
DEMETER LAND COMPANY
DOUGLAS POCAHONTAS COAL CORPORATION
DUCHESS COAL COMPANY
HADEN FARMS, INC.
HANNA LAND COMPANY, LLC
JST LAND COMPANY
KANAWHA ENERGY COMPANY
LAUREN LAND COMPANY
LAXARE, INC.
MAJESTIC MINING, INC.
NEW MARKET LAND COMPANY
NICCO CORPORATION
POWELL RIVER RESOURCES CORPORATION
RAVEN RESOURCES, INC.
RESOURCE DEVELOPMENT LLC
RESOURCE LAND COMPANY LLC
ROSTRAVER ENERGY COMPANY
SCARLET DEVELOPMENT COMPANY
TENNESSEE CONSOLIDATED COAL COMPANY
TUCSON LIMITED LIABILITY COMPANY
WEST KENTUCKY ENERGY COMPANY

Schedule II of Subsidiary Registrants

BEN CREEK COAL COMPANY
CLEAR FORK COAL COMPANY
CRYSTAL FUELS COMPANY
DRIH CORPORATION
GREYEAGLE COAL COMPANY
HOPKINS CREEK COAL COMPANY
LYNN BRANCH COAL COMPANY, INC.
MARTIN COUNTY COAL CORPORATION
NEW RIDGE MINING COMPANY
PETER CAVE MINING COMPANY
PILGRIM MINING COMPANY, INC.
ROAD FORK DEVELOPMENT COMPANY, INC.
ROBINSON-PHILLIPS COAL COMPANY
RUSSELL FORK COAL COMPANY
SHANNON-POCAHONTAS COAL CORPORATION
SIDNEY COAL COMPANY, INC.
STONE MINING COMPANY
SYCAMORE FUELS, INC.
T. C. H. COAL CO.
TOWN CREEK COAL COMPANY
TRACE CREEK COAL COMPANY
VANTAGE MINING COMPANY
WYOMAC COAL COMPANY, INC.

Schedule III of Subsidiary Registrants

BIG LAUREL MINING CORPORATION
BLUFF SPUR COAL CORPORATION
DORCHESTER ASSOCIATES LLC
DORCHESTER ENTERPRISES, INCORPORATED
EXETER COAL CORPORATION
GUEST MOUNTAIN MINING CORPORATION
KNOX CREEK COAL CORPORATION
MEADOW BRANCH MINING CORPORATION
MILL BRANCH COAL CORPORATION
MOUNTAIN MANAGEMENT, INCORPORATED
NINE MILE SPUR LLC
OSAKA MINING CORPORATION
PIGEON CREEK PROCESSING CORPORATION RODA RESOURCES LLC

INDEX TO EXHIBITS

Pursuant to the rules and regulations of the Securities and Exchange Commission, the Company has filed certain agreements as exhibits to this Registration Statement on Form S-3. These agreements may contain representations and warranties by the parties. These representations and warranties were made solely for the benefit of the other party or parties to such agreements and (i) may have been qualified by disclosure made to such other party or parties, (ii) were made only as of the date of such agreements or such other date(s) as may be specified in such agreements and are subject to more recent developments, which may not be fully reflected in such Company’s public disclosure, (iii) may reflect the allocation of risk among the parties to such agreements and (iv) may apply different materiality standards from those that may be viewed as material to investors. Accordingly, these representations and warranties may not describe the Company’s actual state of affairs at the date hereof and should not be relied upon.

Exhibit No.	Description of Exhibit
1.1**	Underwriting Agreement
2.1
Agreement and Plan of Merger, dated as of May 11, 2009, by and among Alpha Natural Resources, Inc. and Foundation Coal Holdings, Inc. (Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of Foundation Coal Holdings, Inc., (“Foundation”), filed on June 22, 2009.)

2.2
Acquisition Agreement dated as of September 23, 2005 among Alpha Natural Resources, LLC, Mate Creek Energy of W. Va., Inc., Virginia Energy Company, the unit holders of Powers Shop, LLC, and the shareholders of White Flame Energy, Inc., Twin Star Mining, Inc. and Nicewonder Contracting, Inc. (the “Acquisition Agreement”) (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Alpha Natural Resources, Inc./Old (“Old Alpha”) (File No. 1-32423) filed on September 26, 2005.)

2.3
Membership Unit Purchase Agreement dated as of September 23, 2005 among Premium Energy, LLC and the unitholders of Buchanan Energy Company, LLC (the “Membership Unit Purchase Agreement”) (Incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K of Old Alpha (File No. 1-32423) filed on September 26, 2005.)

2.4
Agreement and Plan of Merger dated as of September 23, 2005 among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC, Premium Energy, Inc. and the shareholders of Premium Energy, Inc. (the “Premium Energy Shareholders”) (the “Merger Agreement”) (Incorporated by reference to Exhibit 2.3 to the Current Report on Form 8-K of Old Alpha (File No. 1-32423) filed on September 26, 2005.)

2.5
Indemnification Agreement dated as of September 23, 2005 among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC, the other parties to the Acquisition Agreement, the Premium Energy Shareholders, and certain of the unit holders of Buchanan Energy Company, LLC (Incorporated by reference to Exhibit 2.4 to the Current Report on Form 8-K of Old Alpha (File No. 1-32423) filed on September 26, 2005.)

2.6
Letter Agreement dated of as September 23, 2005 among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC and the other parties to the Acquisition Agreement, the Membership Unit Purchase Agreement and the Merger Agreement (Incorporated by reference to Exhibit 2.5 to the Current Report on Form 8-K of Old Alpha (File No. 1-32423) filed on September 26, 2005.)

2.7
Letter Agreement dated October 26, 2005 (the “Letter Agreement”) among Alpha Natural Resources, Inc., Alpha Natural Resources, LLC, Premium Energy, LLC, Premium Energy, Inc. and the Sellers Representative named therein amending certain provisions of (i) the Acquisition Agreement dated September 23, 2005, among certain parties to the Letter Agreement and certain other parties named therein, (ii) the Agreement and Plan of Merger dated September 23, 2005, among the parties to the Letter Agreement and certain other parties named therein and (iii) the Indemnification Agreement dated September 23, 2005, among the parties to the Letter Agreement and certain other parties named therein. (Incorporated by reference to Exhibit 2.1 to the Current

Report on Form 8-K of Old Alpha (File No. 1-32423) filed on October 31, 2005.)
2.8
Assignment of Rights Under Certain Agreements executed as of October 26, 2005 among Alpha Natural Resources, LLC, Mate Creek Energy, LLC, Callaway Natural Resources, Inc., Premium Energy, LLC and Virginia Energy Company, LLC (Incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K of Old Alpha (File No. 1-32423) filed on October 31, 2005.)

2.9
Agreement and Plan of Merger, dated as of January 28, 2011, among Mountain Merger Sub, Inc., Alpha Natural Resources, Inc. and Massey Energy Company (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Alpha (File No. 1-32331) filed on January 28, 2011.)

4.1
Amended and Restated Certificate of Incorporation of Alpha Natural Resources, Inc. (Incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 1-32331) filed on August 5, 2009.)

4.2
Certificate of Amendment of the Restated Certificate of Incorporation of Alpha Natural Resources, Inc. (Incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 1-32331) filed June 1, 2011.)

4.3
Amended and Restated Bylaws of Alpha Natural Resources, Inc. (Incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 1-32331) filed on November 18, 2010.)

4.4
Form of Certificate of Alpha Natural Resources, Inc. Common Stock (Incorporated by reference to Amendment No. 3 to the Registration Statement on Form S-1 of Old Alpha (Registration No. 333-121002) filed on February 10, 2005.)

4.5(a)
Amended and Restated Stockholders Agreement, dated as of October 4, 2004, by and among the Company, Blackstone FCH Capital Partners IV, L.P., Blackstone Family Investment Partnership IV-A L.P., First Reserve Fund IX, L.P., AMCI Acquisition, LLC and the management stockholders parties thereto (Incorporated by reference to Exhibit 4.2 to the Amended Registration Statement on Form S-1/A of Foundation (Registration No. 333-118427) filed on October 22, 2004.)

4.5(b)
Termination Agreement, dated as of February 6, 2006, by and among the Company, Blackstone FCH Capital Partners IV, L.P., Blackstone Family Investment Partnership IV-A L.P., First Reserve Fund IX, L.P., AMCI Acquisition, LLC (nka AMCI Acquisition III, LLC), and the management stockholders parties thereto, terminating the Amended and Restated Stockholders Agreement dated as of October 4, 2004, by and among the same parties (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Foundation (File No. 1-32331) filed on February 23, 2006.)

4.6
Third Amended and Restated Credit Agreement, dated as of May 19, 2011, by and among Alpha Natural Resources, Inc., the lenders party thereto, the issuing banks party thereto, Citicorp North America, Inc. as administrative and collateral agent and Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc. as joint lead arrangers and joint book managers (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 1-32331) filed on May 20, 2011.)

4.7
First Supplemental Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the guarantors named therein and Union Bank, N.A., as trustee (Incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 1-32331) filed on June 1, 2011.)

4.8
Second Supplemental Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the guarantors named therein and Union Bank, N.A., as trustee (Incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 1-32331) filed on June 1, 2011.)

4.9	Senior Notes Indenture dated as of July 30, 2004, among Foundation PA Coal Company (nka Foundation PA Coal Company, LLC), the Guarantors named therein and The Bank of New York, as trustee (Incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-1/A (File No. 333-118427) of Alpha Natural Resources, Inc. filed on December 7, 2004.)
4.10
Supplemental Indenture dated as of September 6, 2005 among Foundation Mining LP, a subsidiary of Foundation Coal Corporation, Foundation PA Coal Company, LLC and The Bank of New York, as trustee (Incorporated by reference to Exhibit 10.12 to the Quarterly Report on Form 10-Q of Alpha Natural Resources, Inc. (File No. 1-32331) filed on November 14, 2005.)

4.11
Supplemental Indenture dated as of October 5, 2007 among Foundation PA Coal Terminal, LLC, a subsidiary of Foundation Coal Corporation, Foundation PA Coal Company, LLC and The Bank of New York, as trustee (Incorporated by reference to Exhibit 4.3.2 to the Quarterly Report on Form 10-Q of Alpha Natural Resources, Inc. (File No. 1-32331) filed on November 9, 2007.)

4.12
Third Supplemental Indenture dated as of August 1, 2009 among Foundation PA Coal Company, LLC, Alpha Natural Resources, Inc., certain subsidiaries of Alpha Natural Resources, Inc. and The Bank of New York, as trustee (Incorporated by reference to Exhibit 4.8 of the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 1-32331) filed on August 5, 2009.)

4.13
Fourth Supplemental Indenture dated as of February 2, 2011 among Foundation PA Coal Company, LLC, Alpha Natural Resources, Inc., certain subsidiaries of Alpha Natural Resources, Inc. and The Bank of New York, as trustee (Incorporated by reference to Exhibit 4.12 to the Quarterly Report on Form 10-Q of Alpha Natural Resources, Inc (File No.1-32331) filed on May 6, 2011.)

4.14*
Fifth Supplemental Indenture, dated as of June 13, 2011, by and among Foundation PA Coal Company, LLC, Alpha Natural Resources Inc., Alpha Appalachia Holdings, Inc. and certain subsidiaries of Alpha Appalachia Holdings, Inc., as Guarantors, and the Bank of New York Mellon, as Trustee.

4.15**	Form of Certificate of Designation of Preferred Stock
4.16**	Form of Certificate of Alpha Natural Resources, Inc. Preferred Stock
4.17**	Form of Depositary Share Agreement
4.18**	Form of Depositary Certificate
4.19
Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee (Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Alpha Natural Resources, Inc. (File No. 1-32331) filed on June 1, 2011.)

4.20**	Form of Subordinated Indenture, between Alpha Natural Resources, Inc., certain of its subsidiaries, as guarantors, and Union Bank, N.A., as trustee
4.21**	Form of Debt Security
4.22**	Form of Warrant Agreement
4.23**	Form of Warrant Certificate
4.24**	Form of Purchase Contract Agreement
4.25**	Form of Purchase Certificate
4.26**	Form of Unit Agreement
4.27**	Form of Unit Certificate
5.1*	Opinion of Cleary Gottlieb Steen & Hamilton LLP
12.1
Computation of Ratios of Earnings to Fixed Charges for the years ended December 31, 2006, 2007, 2008, 2009 and 2010 (Incorporated by reference to Exhibit 12.1 to the Annual Report on Form 10-K of Alpha Natural Resources, Inc. (File No. 1-32331) filed on February 25, 2011.)

Exhibit No.	Description of Exhibit
23.1*	Consent of Cleary Gottlieb Steen & Hamilton LLP (Included as part of its opinion filed as Exhibit 5.1 hereto)
23.2*	Consent of KPMG LLP, independent registered public accounting firm for Alpha Natural Resources, Inc.
23.3*	Consent of Ernst & Young LLP, independent registered public accounting firm for Massey Energy Company
23.4*	Consent of KPMG LLP, independent auditors for the Cumberland Resource Group
23.5*	Consent of Ernst & Young LLP, independent registered public accounting firm for Foundation Coal Holdings, Inc.
24.1***	Powers of Attorney
24.2*	Powers of Attorney (Included in the signature pages hereto)
25.1***
Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Union Bank, N.A. as Trustee under the Indenture among Alpha Natural Resources, Inc. and Union Bank, N.A., as Trustee

25.2***
Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Union Bank, N.A. as Trustee under the Subordinated Indenture among Alpha Natural Resources, Inc. and Union Bank, N.A., as Trustee

*	Filed herewith.
**	To be filed by post-effective amendment or as an exhibit to a Current Report on Form 8-K and incorporated herein by reference.
***	Previously filed with the Registration Statement.